UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 27, 2013

Greatmat Technology Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53481	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Room 3202-03, 32/F,

148 Electric Road, North Point, Hong Kong

(Address of principal executive offices)

Telephone – 852-2891-2111

Aurum Explorations, Inc.

(Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 2 to the Current Report on Form 8-K and Amendment No. 1 on Form 8-K/A of Greatmat Technology Corporation, formerly Aurum Explorations, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2010 (the “Original 8-K”) and on January 10, 2011 (the “Form 8-K/A”), respectively, is to amend certain Items on the Original 8-K and the Form 8-K/A as listed below (together, the “Amended Items”). Pursuant to a Form 8-K filed on April 6, 2011, there are certain errors contained in the financial statements in the Company’s Current Report on the Form 8-K/A and these financial statements are no longer be relied upon as a result of certain errors contained therein. Therefore, these amendments are being made to correct certain errors derived from change of estimation for the liabilities by the management in the audit and unaudited consolidated financial statements of the Company’s recently acquired subsidiary Greatmat Holdings Limited and subsidiaries for the year ended December 31, 2008, 2009; six months ended June 30, 2009, 2010; nine months ended September 30, 2009 , 2010 and the related pro forma financial information of the Company as of and for the six months ended June 30, 2010 and nine months ended September 30, 2010, as well as the related discussion in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The Amended Items are contained in the following sections: “Special Note Regarding Forward Looking Statements,” Item 2.01 – Description of Business – Our Corporate History and Background, —Customers, —Patents, —Trademarks, —Competition, —Cyclicality, Item 2.01—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Comparison of Three Months Ended September 30, 2010 and 2009 (Unaudited), —Comparison of Nine Months Ended September 30, 2010 and 2009 (Unaudited), —Comparison of Six Months Ended June 30, 2010 and 2009 (Unaudited), —Comparison of Three Months Ended June 30, 2010 and 2009 (Unaudited), —Liquidity and Capital Resources, Item 2.01—Directors and Executive Officers, Promoters and Control Persons—Directors and Executive Officers, Item 2.01—Market Price and Dividends on our Common Equity and Related Stockholder Matters, and Item 9.01—Financial Statements and Exhibits—(a) Financial Statements of Business Acquired, (b) Pro Forma Financial Information, and (d) Exhibits.

Except as stated herein, this Current Report on Form 8-K/A Amendment No. 2 does not reflect events occurring after the filing of the Original 8-K on November 3, 2010 and on January 10, 2011 (the “Form 8-K/A”) and no attempt has been made in this Current Report on Form 8-K/A Amendment No. 2 to modify or update other disclosures as presented in the Original 8-K and 8-K/A. Accordingly, this Form 8-K/A Amendment No. 2 should be read in conjunction with the Original 8-K and 8-K/A; and our filings with the SEC subsequent to the filing of the Original 8-K and 8-K/A.

In particular, the body of this Amended Current Report on Form 8-K/A Amendment No. 2 does not reflect the amendment of the Company’s Articles of Incorporation filed on December 22, 2010, pursuant to which the name of the Company was changed from “Aurum Explorations, Inc.” to “Greatmat Technology Corporation,” the number of authorized shares of common stock of the Company was increased from 50,000,000 to 100,000,000, and the outstanding shares of common stock of the Company were combined in a 1-for-5 reverse stock split effective December 28, 2010.

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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	the impact that a downturn or negative changes in the market for building materials may have on sales.

•	our ability to obtain additional capital in future years to fund our planned expansion.

•	economic, political, regulatory, legal and foreign exchange risks associated with our operations.

•	the loss of key members of our senior management and our qualified sales personnel.

•	our continued relationship with our single third-party manufacturer of our goods.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Use of Certain Defined Terms

Except where the context otherwise requires and for the purposes of this report only:

•	the “Company,” “we,” “us,” and “our” refer to the combined business of (i) Greatmat Technologies Corporation, a Nevada company limited by shares, formerly Aurum Explorations, Inc. or “Aurum,” a Nevada corporation, (ii) Greatmat Holdings Limited, or “Greatmat Holdings,” a BVI limited company and wholly-owned subsidiary of Aurum, (iii) Greatmat Technology Limited, or “Greatmat Limited,” a Hong Kong limited company and wholly-owned subsidiary of Greatmat Holdings, (iv) Greatmat Technology (HK) Limited, or “Greatmat Hong Kong,” or “Greatmat,” a Hong Kong limited company and wholly-owned subsidiary of Greatmat Holdings, and (v) Greatmat Technology (China) Limited, or “Greatmat China,” a BVI limited company and wholly-owned subsidiary of Greatmat Holdings, as the case may be;

•	“BVI” refers to the British Virgin Islands;

•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•	“Hong Kong” refers to the Hong Kong Special Administrative Region of the People’s Republic of China and “Hong Kong dollars” and “HK$” refer to the legal currency of Hong Kong;

•	“PRC,” “China,” and “Chinese,” refer to the People’s Republic of China (excluding Hong Kong and Taiwan);

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•	“Renminbi” and “RMB” refer to the legal currency of China;

•	“Securities Act” refers to the Securities Act of 1933, as amended; and

•	“U.S. dollars,” “dollars” and “$” refer to the legal currency of the United States.

In this current report we are relying on and we refer to information and statistics regarding the building materials industry and economy in East Asia and that we have obtained from various cited government and institute research publications. Much of this information is publicly available for free and has not been specifically prepared for us for use or incorporation in this current report on Form 8-K/A or otherwise. Although the Company believes such information is accurate, the Company has not independently verified such information.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2010, we entered into and closed a share exchange agreement, or the Share Exchange Agreement, with Greatmat Holdings Limited, a BVI company, or Greatmat Holdings, Chris Yun Sang SO, the sole shareholder of Greatmat Holdings, and Yau-sing TANG, our sole director and former sole officer and majority beneficial shareholder, pursuant to which we acquired 100% of the issued and outstanding capital stock of Greatmat Holdings in exchange for 36,560,700 shares of our Common Stock, which constituted 75.0% of our issued and outstanding capital stock as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement.

The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 2.1 to this report, which are incorporated by reference herein.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 30, 2010, we completed an acquisition of Greatmat Holdings pursuant to the Share Exchange Agreement. The acquisition was a reverse acquisition in accordance with ASC 805-40 “Reverse Acquisitions”. The legal parent is Aurum Explorations, Inc. which was the accounting acquiree while the Greatmat group of companies was the accounting acquirer. There was no non-controlling interest after the acquisition. This transaction was accounted for as a recapitalization effected by a share exchange, wherein Greatmat Holdings is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

As a result of the acquisition, our consolidated subsidiaries include Greatmat Holdings Limited, our wholly-owned subsidiary which is incorporated under the laws of the BVI, Greatmat Technology Limited, or Greatmat Limited, a wholly-owned subsidiary of Greatmat Holdings which is incorporated under the laws of Hong Kong, Greatmat Technology (HK) Limited, or Greatmat Hong Kong or Greatmat, a wholly-owned subsidiary of Greatmat Holdings which is incorporated under the laws of Hong Kong, and Greatmat Technology (China) Limited, or Greatmat China, a wholly-owned subsidiary of Greatmat Holdings which is incorporated under the laws of the BVI. Greatmat Limited, Greatmat Hong Kong and Greatmat China are sometimes collectively referred to herein as the “Operating Subsidiaries.”

All of our business operations are conducted through our Hong Kong and BVI subsidiaries. The chart below presents our corporate structure. We conduct business in China through Greatmat China, we conduct business in Hong Kong through Greatmat Hong Kong, and we conduct business in all other export markets through Greatmat Limited.

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FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on October 30, 2010, we acquired Greatmat Holdings in a reverse acquisition transaction. Item 2.01(f) of Form 8-K states that if the registrant was a shell company like we were immediately before the reverse acquisition transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 upon consummation of the transaction.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Greatmat Holdings, except that information relating to periods prior to the date of the reverse acquisition only relate to Greatmat Holdings and its consolidated subsidiaries unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Business Overview

Greatmat Hong Kong or Greatmat was established in May 2004 and is a leading innovative building material company that provides customers with customized designs, manufacturing solutions and technical advice for building projects. In particular, Greatmat is a supplier of high-quality engineered stone floor and wall surfaces to commercial construction projects in China, Hong Kong and elsewhere in Asia. Our principal business consists of the design, research and development and production of engineered stone for installation in construction projects. Our company headquarters and main sales office is located in Hong Kong.

Greatmat possesses a strong research and development team to help develop new solutions and innovative designs. We are often sought after by major property developers who want a unique material appearance for their flooring and exterior walls, typically in exclusive shopping centers around Asia. The Company designs, produces, sells and services all of its finished products. Project after project, the Company keeps coming up with unique finishing materials for ever-demanding property developers in Asia. After years in the building material industry, Greatmat has built a reputation in the region for having one of the highest quality standards in the field.

In 2005, Greatmat was awarded a grant from the Hong Kong Innovative Technology Fund for creating a new environmentally-friendly solution which could be applied to the walls, flooring and exterior of commercial buildings. In 2009, the Company was also awarded a Hong Kong Award for Environmental Excellence. Greatmat has successfully completed numerous signature projects in Hong Kong, Japan, Singapore and China for blue-chip clients such as Swire Properties, Sino Group, the Hong Kong Jockey Club, Sun Hung Kei Properties, Hang Lung Properties, and Shui On Properties, just to name a few. We maintain a website at http://www.greatmat.com, which is not incorporated into this Report.

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Greatmat Flooring on Display in Disneyland Hong Kong

Our Corporate History and Background

Aurum Explorations, Inc. was originally incorporated under the laws of the State of Nevada on April 27, 2007. Prior to our reverse acquisition of Greatmat Holdings, Aurum had originally intended to acquire exploration and development stage natural resource properties. The Company acquired the mineral rights to one property which subsequently reverted before the Company began mining operations. In July 2009, there was a change in control of Aurum. Thereafter, Aurum became dormant and began actively seeking a business combination through the acquisition of, or merger with, an operating business. From July 2009 until the present, Aurum was inactive and was a “shell company” as defined in Rule 12b-2 under the Exchange Act.

As a result of our reverse acquisition of Greatmat Holdings, we are no longer a shell company and active business operations were revived.

Acquisition of Greatmat Holdings

On October 30, 2010, we completed a reverse acquisition transaction through a share exchange with Greatmat Holdings and its sole shareholder, whereby we acquired 100% of the issued and outstanding capital stock of Greatmat Holdings in exchange for 36,560,700 shares of our Common Stock, which constituted 75.0% of our issued and outstanding capital stock as of and immediately after the consummation of the reverse acquisition. As a result of the reverse acquisition, Greatmat Holdings became our wholly-owned subsidiary and the former shareholder of Greatmat Holdings became our controlling stockholder. The share exchange transaction with Greatmat Holdings and its shareholder, or Share Exchange, was treated as a reverse acquisition, with Greatmat Holdings as the acquirer and Aurum as the acquired party for accounting purposes. Unless the context suggests otherwise, when we refer in this report to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Greatmat Holdings and its consolidated subsidiaries.

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Immediately prior to the Share Exchange, the common stock of Greatmat Holdings was solely owned by Chris Yun Sang SO, the founder and chief executive officer of Greatmat.

Upon the closing of the reverse acquisition, Yau-sing TANG, Aurum’s sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that will become effective on the tenth day following the mailing by us of an information statement, or the Information Statement, to our stockholders that complies with the requirements of Section 14f-1 of the Exchange Act. In addition, our board of directors on October 30, 2010 increased the size of our board of directors to three directors and appointed Chris Yun Sang SO, Carol Lai Ping HO and Rick Chun Wah TSE to fill the vacancies created by such resignation and increase in the size of the board, which appointments will become effective upon the effectiveness of the resignation of Yau-sing TANG on the tenth day following the mailing by us of the Information Statement to our stockholders. In addition, our sole executive officer Yau-sing TANG was replaced upon the closing of the reverse acquisition as indicated in more detail below.

As a result of our acquisition of Greatmat Holdings, we now own all of the issued and outstanding capital stock of Greatmat Holdings, which in turn owns all of the issued and outstanding capital stock of Greatmat Limited, Greatmat Hong Kong and Greatmat China, our operating subsidiaries.

Greatmat Limited was established in Hong Kong in September 2010. Greatmat Hong Kong was established in Hong Kong in May 2004. Greatmat China was established in the British Virgin Islands in December 2008. Greatmat Holdings was established in the British Virgin Islands in July 2010 to serve as an intermediate holding company. Greatmat Holdings currently owns 100% of Greatmat Limited, Greatmat Hong Kong and Greatmat China. Chris Yun Sang SO currently serves as the sole director of each of Greatmat Holdings, Greatmat Limited and Greatmat Hong Kong, and Greatmat Holdings currently serves as the sole director of Greatmat China.

Our Corporate Structure

All of our business operations are conducted through our Hong Kong and BVI subsidiaries. The chart below presents our corporate structure. We conduct business in China through Greatmat China, we conduct business in Hong Kong through Greatmat Hong Kong, and we conduct business in all other export markets through Greatmat Limited.

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Our Industry and Principal Markets:

The Chinese economy has grown by leaps and bounds since the PRC government introduced economic reforms in the late nineteen seventies. From the mid nineteen nineties onward, China became one of the fastest growing economies in the world. China’s GDP growth has since been the envy of the world and one of the main engines driving its growth is in the area of infrastructure, renovation and real estate development, as these sectors exceeded the growth rate of the general GDP by a substantial margin. Correspondingly, the growth in sales of building materials in China also outstripped GDP growth during the same period.

According to the Economic Times, China is projected to overtake the U.S. as the world’s largest construction market by 2018. In the next ten years, China’s construction market is projected to be worth about $2.4 trillion and represent 19.1% of global construction output. Despite India’s continued construction boom, China’s construction market is still projected to be three or four times larger than India’s at the end of the next decade.

At the current pace of growth, China will have 200 modern cities within the next decade. Cities, commercial buildings and shopping malls are all competing against each other largely on the basis of aesthetic appeal. The fact that many of these newly erected commercial structures are designed by foreign architects and interior designers has increased the demand for high-quality innovative materials with unique finishing looks. It is our aim to capture a larger portion of this high-end segment of the market.

At present, we are well positioned to capitalize on this growing demand. Over the past years, the Company has completed numerous high profile projects in Hong Kong and China. Because our main office is strategically situated in Hong Kong, the Company is in close contact with its core customers which are mainly the major Hong Kong and foreign property developers. The Company is also well situated to do business in other major markets in Asia and the Middle East.

Greatmat Flooring Installed in the Hong Kong Coliseum

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Our principal end-markets are high-end shopping malls, buildings and other commercial projects in China, Hong Kong and elsewhere in Asia. In the future, we hope to expand our markets to North America and worldwide. The Company believes that there are excellent growth opportunities for our business within China and the rest of Asia. Despite the economic downturn, it is also our belief that the USA could provide ample opportunities as well. The Company also believes there may be significant business opportunities in other closely related industry segments that it has not yet explored.

Engineered or reconstituted stone is just being introduced and accepted in the Chinese market. Real estate developers are always looking for high-end building materials which can enhance and distinguish the aesthetic appeal of their projects. However, budget is always a concern. This is where we can meet their need as we are able to provide high-end finishing materials at only half the price of some of our competitors, and with faster turnaround times. Furthermore, our customers are increasingly environmentally conscious and our products use recycled materials and can reduce the production of construction waste.

Traditionally, property developers would have only a limited number of choices for their wall or flooring surfaces. If a developer was big enough, perhaps it might be able to commission a manufacturer to produce something unique for them. But this was quite rare and very expensive and time consuming. Therefore, most developers typically choose building materials “off the rack” from a manufacturer’s showroom. Greatmat offers an innovative solution to its corporate clients who want that “special” building material for their signature project, yet at a reasonable cost. We believe that this is a rather revolutionary way of doing business in the building materials industry. Instead of bringing samples to show to the client, Greatmat simply asks the client what they would like to achieve in their flooring or wall design. Then Greatmat can come up with a solution to fulfill the client’s stated wish. We believe that this is one of the reasons why we have been so successful in pitching new projects. In addition, Greatmat keeps raising the bar for its competitors by setting higher and higher standards (even by U.S. standards) for the quality and features of its products. Greatmat also provides a ten year product warranty in writing for all of its products. We believe our novel approach to providing customized solutions for our clients is a win-win situation for both parties. And a major advantage of this model for Greatmat is that Greatmat is not required to hold any inventory of its products.

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A Greatmat Surface Making Use of Discarded Tires

Our Products

Greatmat has developed a new finishing building material by applying a newly modified chemical together with recycled materials such as glass, quartz and other materials. Greatmat has patented and trademarked this new finishing material as “Sani-Crete” stone.

Sani-Crete stone can be used for the exterior and interior of a new or renovated building structure, and can be applied to floors and walls. “Sani-Crete” stone is much stronger than ordinary finishing building materials and is suitable for heavy duty/high traffic area building projects, such as shopping malls, commercial buildings, residential towers and hospitals. Technical test data have shown that Sani-Crete stone products outperform natural stone for durability, hardness and waterproofing. Sani-Crete stone has the added benefit of being “anti-bacterial” and “anti-virus,” making it suitable even for scientific laboratories and hospitals.

Sani-Crete stone can be produced in virtually any color, graphic pattern, surface texture, size and thickness, and can duplicate the appearance of any kind of natural stone pattern, including stones that are no longer naturally available. Our products offer value-added attributes such as high wind velocity resistance and resistance to color fading. Since we can produce and apply all kinds of patterns such as corporate or brand logos onto patterned stone, we believe that there is a good opportunity for us to market our products to the high-end luxury brand market segment.

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Tactile Elements for the Benefit of the Visually Impaired

Graphical Elements Incorporated into a Greatmat Surface

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With a minimum thickness of only 5 millimeters, Sani-Crete stone is well-suited for flooring as well. This thinness provides a large advantage in connection with renovation work because the Sani-Crete surface will not damage most substrates, thereby eliminating the need for taking out the original substrate and creating additional construction waste. Sani-Crete stone can be laid directly on any kind of material surface, such as the ceramic tile, stone and so forth, which can prove to be economical, time-saving and efficient for the renovation process.

Sani-Crete is a co-epoxy based liquid chemical which can be mixed with other elements such as glass or quartz, or applied directly as a functional finishing decorative building material. Sani-Crete stone can be produced in tile form (known as the Sani-Crete Reconstituted Stone) or in liquid form and applied directly on a construction site to be a jointless finishing building material (known as the Sani-Crete H-Series). Sani-Crete stone can also be combined with other solid elements such as bamboo, gold, etc. to form new patterns.

Examples of Greatmat Products with Translucent Effect

Currently, the bulk of our manufactured products belong to the “Quartz” line collection. The Quartz line of products mixes fine quartz or marble with various recycled materials to produce sophisticated textures in various attractive colors. We are currently developing our new “Clone” and “Glow” lines, which may require substantial investments in the near future. We have begun to take orders for our Clone and Glow product lines and we expect to start production in 2011. Our Clone line of products reproduces the appearance of certain natural stones, but typically with a much lower cost and better performance than the original natural stone. Our Glow line of products literally glows by radiating light that they have absorbed and stored, creating a dramatic aesthetic effect as well as providing safety benefits. We are not aware of any other companies making products similar to our Clone and Glow lines in Asia.

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A Kitchen Counter Top Made from Sani-Crete

Our Third-Party Manufacturer

With a view to enhancing the efficiency of our operations, Greatmat has outsourced, and currently intends to continue to outsource, the manufacturing process for all of our products to our third-party manufacturer, Yunfu Changyi Stone Factory, a company located in the PRC. The third-party manufacturer is exclusively engaged in the manufacturing of Greatmat products based on specifications and designs received from Greatmat and does not itself engage in the marketing, sale and distribution of building material products or the production of building material products for anyone other than Greatmat. As a result, there is no competition between Greatmat and its third-party manufacturer with respect to Greatmat’s end-customers. In the interest of efficiency, the Company sometimes engages its third-party manufacturer to carry out research and development activities on its behalf.

The Company’s relationship with its third-party manufacturer is governed by an Exclusive Manufacturing Agreement dated June 30, 2004 between Greatmat Hong Kong and Yunfu, a copy of which is filed as Exhibit 10.1 to this report. Pursuant to the terms of the Exclusive Manufacturing Agreement, during the term of the agreement, the Company is required to use Yunfu exclusively to process its engineered stone, and Yunfu may only provide manufacturing and processing services for the Company’s products. The original term of the Exclusive Manufacturing Agreement ended on June 30, 2009, whereupon the period of the agreement was extended to 30 June, 2014 according to the Supplementary Agreement dated December 30, 2011 which is filed as Exhibit 10.03. See the Risk Factor below “RISKS RELATED TO OUR BUSINESS—We rely on a single third-party manufacturer to manufacture our products.”

Pursuant to the terms of the Exclusive Manufacturing Agreement, Greatmat provides all of the machines, equipment and packaging, as well as designs and logos and certain specialized materials, to be used in production of its products to Yunfu. Yunfu provides the physical manufacturing facility, utilities and certain basic materials, as well as all of the labor in producing the engineered stone products, and is responsible for meeting the specifications for the products set forth in the work orders, while Greatmat provides management and technical support and retains the right to inspect the production process. Yunfu is responsible for meeting PRC legal requirements with respect to the facility and its workers. The processing fee to be paid by Greatmat to Yunfu is agreed to by both parties when the order is placed, with 30% of such fee payable upon placing the order and 70% due when the final products are inspected and approved. Greatmat is required to order a minimum amount of products from Yunfu each year or pay a sizable penalty. Greatmat has never failed to meet its minimum purchase requirements with Yunfu, nor does it expect any problem in meeting such requirements in the future.

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Our Production Process

Recycled elements, such as quartz, stone or glass are grinded into various sizes of fine powder. Dirt particles in the powder are then taken away by means of filtration while metallic material is removed using magnetic force. Different sizes of the powder are independently mixed to provide different batches of evenly-sized powdered material. They are then mixed together. Sani-Crete co-epoxy base liquid chemical is added and mixed with these powders. The resulting chemical mix will go through a process which includes high pressure compression, vacuum and machine vibration. The semi-finished product is taken out to dry for a few hours. The mold is then taken away and the semi-finished product will be left for 24 hours of cooling. The semi-finished product is then shaved to the requested thickness by a heavy-duty machine. Once the desired thickness is reached, the semi-finished product is polished. “Anti-dirt” coating is applied to the surface. Another layer of protective cover is then added to the surface. The product is then cut to the requested size. Once the final quality control check is done, the finished product is packed and shipped. Greatmat does not install the finished product in the construction project, but will provide developers with referrals to contractors able to install the finished products.

Quality control is an important part of our production process. Greatmat currently employs six employees in the quality control division. These employees are responsible for quality inspections throughout the production processes. All raw materials, semi-finished products and final products are subject to sampling and quality inspection in connection with each stage of processing.

Raw Materials

The main raw materials used in our production process are glass, quartz, and a special mix of adhesives. We purchase most of the raw materials from Chinese suppliers and the raw materials are generally in abundant supply and available from numerous sources. Many of our raw materials are recycled from otherwise unwanted waste materials. The price and availability of raw materials may vary from year to year due to market conditions and production capacities. We do not expect a lack of availability or significant price increases for our raw materials in the foreseeable future. We currently purchase adhesive material from Cathay Coating, a Taiwanese company, and quartz from Dak Wai, a Chinese company.

Energy is also a significant cost in our production. Any increase or material fluctuation in energy and fuel costs could have a material adverse effect on our business, financial condition and results of operations.

Customers

We have about 20 customers and they are all large property developers based in Hong Kong and China. Most of our customers are well-established and well-known property developers headquartered in Hong Kong and almost all are publicly listed companies in Hong Kong. In fact, we currently are doing business with five of the six largest property developers in Hong Kong. Currently, our largest customer in terms of sales is Hang Lung Properties, which currently accounts for about 50% of our 2010 sales. Our next two largest customers are China Estate Holdings and Sino Group, which each account for about 20% of our sales.

Currently, about 65% of our sales are to projects in China, about 30% to Hong Kong, and about 5% to other parts of Asia. We are currently planning to increase the percentage of our sales to other parts of Asia in order to reduce our risk related to geographic concentration.

Contract Pricing

Our work is performed under fixed-price contracts. It typically takes us between one to three months to perform one of our contracts. Under fixed-price contracts, we receive a fixed price. A disadvantage of fixed-price contracts is that we realize a profit only if we control our costs and prevent cost over-runs on the contracts, which can oftentimes be out of our control, such as cost of materials. An advantage of these contracts is that we can adjust the material and technology that we use in the project, as long as we satisfy the requirements of our customer, and there is a potential to benefit from lower costs of materials.

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During 2009, we completed about 30 projects, large to small. Our two largest projects were worth approximately $3,300,000 and $800,000 and they accounted for about 62% and 15% of our sales, respectively, for the year ended December 31, 2009. We currently estimate that our three largest projects in 2010 will be worth about $6,500,000, $1,200,000 and $650,000 when completed.

Contract Backlog

As of October 2010, our total backlog of orders considered to be firm was approximately $7.5 million. This is comprised of three different projects; one is a large shopping complex by Hang Lung Properties in China and two are infrastructure projects by the Hong Kong government in Hong Kong.

We define backlog as the total anticipated revenue from projects already begun and upcoming projects for which contracts have been signed or awarded and pending signing. We view backlog as an important statistic in evaluating the level of sales activity and short-term sales trends in our business. However, as backlog is only one indicator, and is not an effective indicator of the ultimate profitability of our sales, we do not believe that backlog should be used as the sole indicator of our future earnings. There can be no assurance that the backlog at any point in time will translate into net revenue in any subsequent period.

Sales and Marketing

Sales

We have a marketing staff of five people, who market primarily to major property developers in Hong Kong. We also have one independent sales representative in China. We believe that we will be better able to satisfy the different needs of our clients by expanding the scope of our offerings in the future. We also believe that we will be better able to market our products abroad by establishing offices in other cities.

Sales managers lead our sales and marketing efforts through our domestic headquarters in Hong Kong. Our sales representatives attempt to maintain relationships with governments, developers, general contractors, architects, engineers, and other potential sources of business to determine potential new projects under consideration. Our sales efforts are further supported by our executive officers and engineering personnel, who have substantial experience in the design, engineering, fabrication, and installation of engineered stone surfaces.

We primarily compete for new project opportunities through our relationships and interaction with our active and prospective customer base, which we believe provides us with valuable current market information and sales opportunities. In addition, we are often contacted by governmental agencies in connection with public construction projects, and by large private-sector project owners and general contractors and engineering firms in connection with new building projects both in China and other countries, often at the recommendation of architects and engineers we have worked with in the past.

Marketing

Management believes that we have developed a reputation for innovative technology and quality in the market for specialty high-end finishing materials. Marketing efforts are geared towards advancing us as a brand of choice for building the world’s most modern and challenging projects. To better showcase our products to potential customers, we plan to exhibit at leading trade shows and exhibitions and are striving to improve our company website.

Research and Development

Producers of construction materials face strong pressure to respond quickly to industry demands with new designs and product innovations that support rapidly changing technical demand and regulatory requirements. We devote a substantial amount of attention to the research and development of advanced engineered stone materials that meet the demands of project-specific needs while striving to lead the industry in value, materials and processes. We have sophisticated in-house R&D and testing facilities, a highly technical onsite team, and access to highly specialized market research, cooperation with leading research institutions, experienced management, and close relationships with leading materials experts. We currently expend about 5% of our sales on research and development. We bear the cost of our research and development ourselves.

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Patents

We rely on a combination of trade secret and patent laws to protect our proprietary technology. We have made substantial investments in improving our manufacturing process which have enabled us to improve the properties of our products and facilitated our development of new products. The Company has received a patent from the Hong Kong government relating to the manufacture of a seamless inlay surface, which patent expires on April 6, 2012. The Company does not believe that the expiration of this patent will have a material impact on its business, as the formulas and process for producing its Sani-Crete stone products are trade secrets not known to the Company’s competitors.

Trademarks

Our products are sold under the brands Greatmat and Sani-Crete, which are officially registered trademarks in Hong Kong. Sani-Crete is also an officially registered trademark in the PRC. Registration of trademarks is effective for as long as we continue to use the trademarks and renew the registrations. The trademark registrations for the marks “Greatmat Sani-Crete”, “Greatmat” and “Sani-Crete” in Hong Kong and “Sani-Crete” in the PRC will expire on May 11, 2016, April 2, 2014, December 21, 2013, and May 20, 2020, respectively, if not renewed by the Company prior to these dates, which the Company currently intends to do. We believe that our trademarks are of considerable value to us as they allow our customers to differentiate our products from those of our competitors and allow us to reap the benefits of our marketing efforts. Although the enforceability of trademark rights in the PRC and elsewhere in Asia is somewhat more developed than with respect to patent rights, there is still some risk that we will not be able to stop infringement of such rights.

Employees

At October 30, 2010, we maintained nine full-time corporate staff employees stationed in Hong Kong. There are 120 full-time workers of Chinese nationality in our third-party manufacturer’s facility dedicated exclusively to producing our products, although they are technically not Greatmat’s employees. Our employees are not covered by collective bargaining agreements. We believe that our relationships with our employees are good.

Our Facilities and Property

We do not own or lease any of our production facilities, which are operated by our third-party manufacturer. We have leased our executive offices in Hong Kong under a two-year lease which expires in May 2011. The monthly rental and management fees due under the lease total about HK$18,607 (US$2,385). We are currently looking into alternative office leasing arrangements at the end of our current lease and do not believe that the termination of this lease should have an adverse effect on our business.

Competition

We believe that we are well positioned vis-à-vis our competitors based on our following competitive strengths:

•	Well known reputation in our market for high quality work

•	High efficiency and resulting low cost

•	Ability to expand our customer base in new markets within a relatively short time frame through referrals

•	Access to a large pool of engineering talent resulting in technical innovations and strong ability to market and commercialize our technical innovations

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•	Continual improvement of our product development, product quality and customer service

•	Ability to produce higher value-added products

•	Ability to expand our production capacity in a relatively short time frame

We are currently aware of about 30 manufacturers of quartz-based engineered stone in the world. Therefore, supplies are somewhat limited. We estimate that about 80% of these manufacturers target the low-end price-sensitive segment of the market and have little research and development capacity. Interest in this low-end segment of the market has been limited because of the perception that it is capital intensive and offers little potential for profit. Our principal competitors in the market for engineered stone products include mostly imported European manufacturers from Spain and Italy.

We view most of our competitors in the building materials market in Hong Kong and China basically to be trading firms which are inflexible in terms of their product offerings and cost. They obtain their showroom samples from their manufacturer and cannot modify them because their product is mass produced. In contrast, we are able to offer our customers customized solutions based on their specifications and particular needs. The Company therefore believes that it competes successfully on the basis of offering a superior value proposition based on its ability to provide customized high-quality products at reasonable prices, while most of its competitors offer more limited and commoditized product offerings that typically offer less value to the customer for the same level of expenditure.

Cyclicality

Our industry is affected by a variety of factors, including fluctuations in new shopping mall projects and volatility in the real estate market. We manage potential risks in the PRC’s volatile market environment by operating in different business segments and serving different customer bases. Operating in different business segments allows us to better cope with the cyclical nature of China’s building material industry. We believe that the combinations of our different business segments (which produce different products and serve different customers) will enabled us to reduce the disruptive effects of such downturns on our sales and operations.

In addition, we also intend to expand to other Asian and North American markets in order to reduce our dependency on the China and Hong Kong markets. We plan to expand to other Asian cities by means of cooperation (perhaps a joint venture) with a strong local partner in each such additional Asian country, whereby we will produce specific products (made according to the local tastes and likings) while our working partner will provide the customer contacts and services. We are currently holding discussions with potential partners in several additional Asian markets, although there can be no assurance that any of such plans or discussions will come to fruition. With respect to North American markets, our role for the foreseeable future will be limited to producing and exporting products based upon customer orders. In the past, we have produced some small quantity shipments for North American customers. Because of the current poor economic conditions in the building industry in North America, we are not actively pursuing this market for the time being.

Regulation

Because our exclusive third-party contract manufacturer is located in the PRC, our business may be deemed to be to some extent regulated by the national and local laws of the PRC. We believe that our conduct of our business materially complies with existing Hong Kong and PRC laws, rules and regulations.

General Regulation of Businesses

We believe that our third-party contract manufacturer is in material compliance with all applicable labor and safety laws and regulations in the PRC, including the PRC Labor Contract Law, the PRC Production Safety Law, the PRC Regulation for Insurance for Labor Injury, the PRC Unemployment Insurance Law, the PRC Provisional Insurance Measures for Maternity of Employees, PRC Interim Provisions on Registration of Social Insurance, PRC Interim Regulation on the Collection and Payment of Social Insurance Premiums and other related regulations, rules and provisions issued by the relevant governmental authorities from time to time, for their operations in the PRC.

According to the PRC Labor Contract Law, employers are required to enter into labor contracts with their employees. They are required to pay no less than local minimum wages to their employees. They are also required to provide their employees with labor safety and sanitation conditions satisfying PRC government laws and regulations.

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Environmental Matters

Our third-party manufacturer is subject to various pollution control regulations with respect to noise, water and air pollution and the disposal of waste and hazardous materials. They are also subject to periodic inspections by local environmental protection authorities. We are not currently subject to any pending actions alleging any violations of applicable environmental laws or regulations, nor have we been punished or reprimanded for violating any such laws or regulations. We aim to develop our business without compromising environmental protection.

Insurance

We have standard insurance coverage as required by Hong Kong law, including property coverage for our office premises and coverage for our employees in the case of work-related injury. We do not carry liability or business interruption coverage. Insurance companies in Hong Kong offer limited business insurance products. While business interruption insurance is available to a limited extent in Hong Kong, we have determined that the risks of interruption, cost of such insurance and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for us to have such insurance. As a result, we could face liability from the interruption of our business as summarized under “Risk Factors – Risks Related to Our Business – We do not carry business interruption or other insurance, so we have to bear losses ourselves.”

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RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Notes Regarding Forward-Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

We have a short operating history.

We were founded in 2004. We may not succeed in implementing our business plan successfully because of competition from domestic and foreign market entrants, failure of the market to accept our products, or other reasons. Therefore, you should not place undue reliance on our past performance as they may not be indicative of our future results.

Our senior management lacks experience managing a public company and complying with laws applicable to operating as a U.S. public company.

On October 30, 2010, Greatmat Holdings completed a transaction with Aurum, the result of which was for Greatmat Holdings to become wholly-owned subsidiaries of Aurum, a U.S. public company. At the same time, however, the management of Aurum resigned from its positions within Aurum, and the management of Greatmat became the management of our Company. While the previous management of Aurum had experience in managing a U.S. publicly traded company, the management of Greatmat did not. Prior to the completion of the Share Exchange, Greatmat was operated as a private company located in Hong Kong.

As a result of these transactions, our Company will become subject to laws, regulations and obligations that did not previously apply to it, and our senior management currently has limited experience in complying with such laws, regulations and obligations. For example, we will need to comply with the Nevada laws applicable to companies that are domiciled in that state. By contrast, such senior management is currently experienced in operating the business of Greatmat in compliance with Hong Kong law. Similarly, by virtue of these transactions we will be required to file quarterly and annual reports and to comply with U.S. securities and other laws, which may not have applied to our Company in the past. These obligations can be burdensome and complicated, and failure to comply with such obligations could have a material adverse effect on our company. In addition, we expect that the process of learning about such new obligations as a public company in the United States will require senior management to devote time and resources to such efforts that might otherwise be spent on the operation of the business of selling and producing engineered stone products.

We face risks related to general domestic and global economic conditions and to the current credit crisis.

Our current operating cash flows provide us with stable funding capacity. However, the current uncertainty arising out of domestic and global economic conditions, including the recent disruption in credit markets, poses a risk to the Asian economy, and may impact our ability to manage normal relationships with our customers, suppliers and creditors. If the current situation deteriorates significantly, our business could be materially negatively impacted, as demand for our products may decrease from a slow-down in the general economy, or supplier or customer disruptions may result from tighter credit markets.

Our business is subject to the health of the PRC, Hong Kong and Asian economies and our growth may be inhibited by the inability of potential customers to fund purchases of our products.

Our products are dependent on the strength of the construction industry in China, Hong Kong and elsewhere in Asia, which could be adversely affected by an economic downturn.

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In order to grow at the pace expected by management, we will require additional capital to support our long-term growth strategies. If we are unable to obtain additional capital in future years, we may be unable to proceed with our plans and we may be forced to curtail our operations.

We will require additional working capital to support our long-term growth strategies, which include increasing the number of projects we take on, establishing additional marketing and research facilities, developing additional product lines and engaging in increased promotion of our products and brands. Our working capital requirements and the cash flow provided by future operating activities, if any, may vary greatly from quarter to quarter, depending on the volume of business during the period. We may not be able to obtain adequate levels of additional financing, whether through equity financing, debt financing or other sources. Additional financings could result in significant dilution to our earnings per share or the issuance of securities with rights superior to our currently outstanding securities. In addition, we may grant registration rights to investors purchasing our equity or debt securities in the future. If we are unable to raise additional financing, we may be unable to implement our long-term growth strategies, develop or enhance our products and related brands, take advantage of future opportunities or respond to competitive pressures on a timely basis.

We depend on the leadership and services of Chris Yun Sang SO who is our founder and chief executive officer, and our business and growth prospects may be severely disrupted if we lose his services.

Our future success is dependent upon the continued service of Chris Yun Sang SO, our founder and chief executive officer. We rely on his industry expertise and experience in our business operations, and in particular, his business vision, management skills, and working relationships with our employees and customers. We do not have an employment agreement with Mr. So and he is under no obligation to remain with Greatmat. We do not maintain key-man life insurance for Mr. So. If he is unable or unwilling to continue in his present position or if he joins a competitor or forms a competing company, we may not be able to replace him easily or at all. As a result, our business and growth prospects may be severely disrupted if we lose his services.

If we are unable to attract and retain senior management and qualified technical, research and sales personnel, our operations, financial condition and prospects will be materially adversely affected.

Our future success depends in part on the contributions of our management team and key technical, research and sales personnel and our ability to attract and retain qualified new personnel. In particular, our success depends on the continuing employment of our Chief Executive Officer, Chris Yun Sang SO, our General Manager, Carol Lai Ping HO, and our Marketing Director, Rick Chun Wah TSE. We do not have employment agreements with any of our management personnel or employees. There is significant competition in our industry for qualified managerial, technical, research and sales personnel and we cannot assure you that we will be able to retain our key senior managerial, technical, research and sales personnel or that we will be able to attract, integrate and retain other such personnel that we may require in the future. If we are unable to attract and retain key personnel in the future, our business, operations, financial condition, results of operations and prospects could be materially adversely affected.

We rely on a single third-party manufacturer to manufacture our products.

We depend on a single contract manufacturer to manufacture the products that we sell. Any significant problems at our third-party manufacturer’s production facility could impact our ability to deliver our products. If this contract manufacturer is unable to maintain adequate manufacturing and shipping capacity, it may be unable to provide us with timely delivery of products of acceptable quality. Our inability to meet our customers’ demand for our products could have a material adverse impact on our business, financial condition and results of operations. In addition, if the prices charged by this contractor increase for reasons such as increases in labor costs or currency fluctuations, our cost of manufacturing would increase, adversely affecting our results of operations. We also depend on third parties to transport and deliver our products. Due to the fact that we do not have any independent transportation or delivery capabilities of our own, if these third parties are unable to transport or deliver our products for any reason, or if they increase the price of their services, including as a result of increases in the cost of fuel, our operations and financial performance may be adversely affected.

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We require our contract manufacturer to meet our standards in terms of product quality and other matters. Any failure by our contract manufacturer to meet these standards, to adhere to labor or other laws or to diverge from our mandated practices, and the potential negative publicity relating to any of these events, could harm our business and reputation.

Our agreement with our contract manufacturer is terminable at will by either party. To the extent we are unable to maintain or secure relationships with quality manufacturers, our business could be harmed.

The interests of our third-party manufacturer may diverge from ours, and we may not have the ability to make it act in a manner consistent with our best interests.

Our business relationship with our third-party manufacturer does not allow us to control its actions in the way that we could if we owned it. Although we are currently operating under an exclusive manufacturing agreement that prohibits them from competing with us, this agreement may be terminated at any time by either party. As a result, we may not be able to prevent our exclusive manufacturer from engaging in activities or pursuing strategic objectives that conflict with our interests or strategic objectives. Our ability to influence or control its business depends on the nature of our contractual relationship. We are not entitled to participate in the management of our exclusive manufacturer.

If we are unable to accurately estimate and control our contract costs and timelines, then we may incur losses on our contracts, which may result in decreases in our operating margins and in a significant reduction or elimination of our profits.

If we do not control our contract costs, we may be unable to maintain positive operating margins or experience operating losses. All of our sales are from fixed-price contracts. Under fixed-price contracts, we receive a fixed price. Consequently, we realize a profit on fixed-price contracts only if we control our costs and prevent cost over-runs on the contracts. If we are unable to estimate and control costs and/or project timelines, we may incur losses on our contracts, which may result in decreases in our operating margins and in a significant reduction or elimination of our profits.

We depend on a small number of customers for the vast majority of our sales. A reduction in business from any of these customers could cause a significant decline in our sales and profitability.

The large majority of our sales are generated from a small number of customers. Currently, our largest customer in terms of sales is Hang Lung Properties, which currently accounts for about 50% of our 2010 sales. Our next two largest customers are China Estate Holdings and Sino Group, which each account for about 20% of our sales. We expect that we will continue to depend upon a small number of customers for a significant majority of our sales for the foreseeable future. A reduction in business from any of these customers could cause a significant decline in our sales and profitability.

Our operations rely on a continuous power supply and the ready availability of utilities and any shortages or interruptions could disrupt our operations and increase our expenses.

The manufacture of our products relies on a continuous and uninterrupted supply of electric power, water and natural gas, as well as waste and emission discharge facilities. Any shortage, interruption or discharge curtailment would significantly disrupt our operations and increase our expenses although we have backup generators or alternate sources of power to support our production in the event of a blackout. In addition, our insurance coverage does not extend to any damage resulting from interruption in our power supply. Any interruption in our ability to continue operations at our facilities could damage our reputation, harm our ability to retain existing customers or obtain new customers and could result in severe loss, any of which could have a material adverse effect on our business, financial condition and/or results of operations.

Increases in energy and fuel costs would have a material adverse effect on our business, financial conditions and results of operations.

Energy is a significant cost in our production. Any increase or material fluctuation in energy and fuel costs could have a material adverse effect on our business, financial condition and/or results of operations.

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We may not be able to realize our expected production capacity increase to reap the full economic benefits of our increased sales.

If we fail to obtain our desired production output levels from our third-party manufacturer due to insufficient funding, technical difficulties, human or other resource constraints, or for whatever other reasons, we may not be able to attain our desired production capacity or obtain the intended economic benefits of our increased sales, such as economies of scales, in a full or timely manner, which may adversely affect our business, results of operations and/or financial conditions.

We may incur substantial costs as a result of warranty and product liability claims which could have an adverse effect on our results of operations.

The development, manufacture, sale and use of our products involve risks of warranty and product liability claims. We provide a ten-year warranty for all of our products. Warranty and product liability claims would not be covered by our insurance. Warranties of such an extended length pose a risk to us of unanticipated future expenses. In the past, we have corrected any problems with respect to our products by repairing or replacing the product in issue with minimal expense. Historically, we have not recorded any warranty expense as we have incurred minimal expense related to warranty claims. We may be required to record material expense in the future if actual costs for these warranties are different from our assumptions.

We do not maintain any business liability, disruption or litigation insurance coverage for our operations, and any business liability, disruption or litigation we experience might result in our incurring substantial costs and the diversion of resources.

Insurance companies in Hong Kong offer limited business insurance products and offer business limited liability insurance. While business disruption insurance is available to a limited extent in Hong Kong, we have determined that the risks of disruption, cost of such insurance and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for us to have such insurance. As a result, we do not have any business liability, disruption or litigation insurance coverage for our operations in Hong Kong SAR, Macau SAR or the PRC. Any business disruption or litigation may result in our incurring substantial costs and the diversion of resources.

Our quarterly operating results are likely to fluctuate, which may affect our stock price.

Our quarterly revenues, expenses, operating results and gross profit margins vary from quarter to quarter. As a result, our operating results may fall below the expectations of securities analysts and investors in some quarters, which could result in a decrease in the market price of our common stock. The reasons our quarterly results may fluctuate include:

•	variations in profit margins attributable to different production contracts;

•	changes in the general competitive and economic conditions;

•	delays in, or uneven timing in the delivery of, customer orders; and

•	the introduction of new products by us or our competitors.

Period to period comparisons of our results should not be relied on as indications of future performance.

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Our limited ability to protect our intellectual property, and the possibility that our technology could inadvertently infringe technology owned by others, may adversely affect our ability to compete.

We rely on a combination of patents, trademarks and trade secret laws to protect the technological know-how and brands that comprise our intellectual property. A successful challenge to the ownership of our intellectual property could materially damage our business prospects. Our competitors may assert that our technologies or products infringe on their patents or proprietary rights. We may be required to obtain from others licenses that may not be available on commercially reasonable terms, if at all. Problems with intellectual property rights could increase the cost of our products or delay or preclude our new product development and commercialization. If infringement claims against us are deemed valid, we may not be able to obtain appropriate licenses on acceptable terms or at all. Litigation could be costly and time-consuming but may be necessary to protect our technology license positions or to defend against infringement claims.

Our business may be subject to seasonal and cyclical fluctuations in sales.

We may experience seasonal fluctuations in our revenue. Moreover, our revenues are usually slightly higher in the third and fourth quarters due to seasonal purchases.

RISKS RELATED TO DOING BUSINESS IN CHINA

Changes in China’s political or economic situation could harm us and our operating results.

All of our business operations are currently conducted in Hong Kong, under the jurisdiction of the Hong Kong SAR, Macau SAR and PRC governments. All of our products are manufactured by our sole manufacturer in the PRC, and we sell the majority of our products to customers in the PRC. Accordingly, our results of operations, financial condition and prospects are subject to a significant degree to economic, political and legal developments in China. However, economic reforms adopted by the Chinese government have had a positive effect on the economic development of the country, but the government could change these economic reforms or any of the legal systems at any time. This could either benefit or damage our operations and profitability. Some of the things that could have this effect are:

•	Level of government involvement in the economy;

•	Control of foreign exchange;

•	Methods of allocating resources;

•	Balance of payments position;

•	International trade restrictions; and

•	International conflict.

The Chinese economy differs from the economies of most countries belonging to the Organization for Economic Cooperation and Development, or OECD, in many ways. For example, state-owned enterprises still constitute a large portion of the Chinese economy and weak corporate governance and a lack of flexible currency exchange policy still prevail in China. As a result of these differences, we may not develop in the same way or at the same rate as might be expected if the Chinese economy was similar to those of the OECD member countries.

Fluctuation in the value of RMB and the Hong Kong Dollar relative to other currencies may have a material adverse effect on our business and/or an investment in our shares.

Payments from our customers in China are denominated in Hong Kong Dollars. The value of RMB and the Hong Kong Dollar against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in political and economic conditions. Although the exchange rate between RMB and the U.S. dollar has been effectively pegged by the People’s Bank of China since 1994, and the rate between the Hong Kong Dollar has been pegged to the U.S. dollar since 1983, there can be no assurance that these currencies will remain pegged to the U.S. dollar, especially in light of the significant international pressure on the Chinese government to permit the free floatation of the RMB, which would result in fluctuations in the exchange rate between the RMB and the U.S. dollar. In addition, a strengthening of the U.S. dollar against the Hong Kong Dollar, if it occurred, would adversely affect the value of your investment.

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You may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited because our subsidiaries are incorporated in non-U.S. jurisdictions, we conduct substantially all of our operations in Hong Kong, and all of our officers reside outside the United States.

Although we are incorporated in Nevada, we conduct substantially all of our operations through our wholly owned subsidiaries in Hong Kong. All of our officers reside outside the United States and some or all of the assets of those persons are located outside of the United States. As a result, it may be difficult or impossible for you to bring an action against us or against these individuals in Hong Kong in the event that you believe that your rights have been violated under U.S. securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of Hong Kong may render you unable to enforce a judgment against our assets or the assets of our directors and officers.

The PRC government exerts substantial influence over the manner in which we must conduct our business activities.

The PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to the construction industry, taxation, import and export tariffs, environmental regulations, land use rights, property and other matters. We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of the jurisdictions in which we operate may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations.

Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof and could require us to divest ourselves of any interest we then hold in Chinese properties or joint ventures.

Future inflation in China may inhibit our ability to conduct business in China.

In recent years, the Chinese economy has experienced periods of rapid expansion and highly fluctuating rates of inflation. During the past ten years, the rate of inflation in China has been as high as 20.7% and as low as -2.2%. These factors have led to the adoption by the Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation. High inflation may in the future cause the Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our products and our Company.

We may be exposed to liabilities under the Foreign Corrupt Practices Act and Chinese anti-corruption laws, and any determination that we violated these laws could have a material adverse effect on our business.

We are subject to the Foreign Corrupt Practice Act, or FCPA, and other laws that prohibit improper payments or offers of payments to foreign governments and their officials and political parties by U.S. persons and issuers as defined by the statute, for the purpose of obtaining or retaining business. We have operations, agreements with third parties and we make many of our sales in China. PRC also strictly prohibits bribery of government officials. Our activities in China create the risk of unauthorized payments or offers of payments by the employees, consultants, sales agents or distributors of our Company, even though they may not always be subject to our control. It is our policy to implement safeguards to discourage these practices by our employees. However, our existing safeguards and any future improvements may prove to be less than effective, and the employees, consultants, sales agents or distributors of our Company may engage in conduct for which we might be held responsible. Violations of the FCPA or Chinese anti-corruption laws may result in severe criminal or civil sanctions, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition. In addition, the U.S. government may seek to hold our Company liable for successor liability FCPA violations committed by companies in which we invest or that we acquire.

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The outbreak of epidemics may have a material adverse effect on our business, financial condition and results of operations.

Certain areas of the PRC are susceptible to epidemics. An outbreak of any epidemics in the PRC, such as Severe Acute Respiratory Syndrome or avian flu, might result in material disruptions to the operations of the company or demand for its products, which in turn would adversely affect the Company’s results of operations and financial condition.

RISKS RELATED TO THE MARKET FOR OUR STOCK GENERALLY

Our common stock is quoted on the inter-dealer electronic quotation and trading system maintained by Pink OTC Markets Inc., which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the inter-dealer electronic quotation and trading system maintained by Pink OTC Markets Inc. (the “Pink Sheets”), which is a significantly more limited market than established trading markets such as the New York Stock Exchange or NASDAQ. The quotation of our shares on the Pink Sheets may result in a less liquid market available for existing and potential shareholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future. We plan to list our common stock as soon as practicable. However, we cannot assure you that we will be able to meet the initial listing standards of any stock exchange, or that we will be able to maintain any such listing.

We may be subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

The SEC has adopted regulations which generally define so-called “penny stocks” to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. Our common stock is a “penny stock” and is subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and “accredited investors” (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by Rule 15g-9, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market, thus possibly making it more difficult for us to raise additional capital.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in penny stock, of a disclosure schedule required by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

Provisions in our Articles of Incorporation and Bylaws or Nevada law might discourage, delay or prevent a change of control of us or changes in our management and, therefore depress the trading price of the common stock.

Nevada corporate law and our Articles of Incorporation and Bylaws contain provisions that could discourage, delay or prevent a change in control of our Company or changes in its management that our stockholders may deem advantageous. These provisions:

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•	deny holders of our common stock cumulative voting rights in the election of directors, meaning that stockholders owning a majority of our outstanding shares of common stock will be able to elect all of our directors;

•	require any stockholder wishing to properly bring a matter before a meeting of stockholders to comply with specified procedural and advance notice requirements; and

•	allow any vacancy on the board of directors, however the vacancy occurs, to be filled by the directors.

We do not intend to pay dividends for the foreseeable future.

Aurum has never paid any dividends to its shareholders. Prior to our reverse acquisition of Greatmat, Greatmat Hong Kong declared and paid an interim dividend of $115,385 to its shareholder at June 28, 2010. For the foreseeable future, Aurum intends to retain any further earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock. Accordingly, investors must be prepared to rely on sales of their common stock after price appreciation to earn an investment return, which may never occur. Investors seeking cash dividends should not purchase our common stock. Any determination to pay dividends in the future will be made at the discretion of our board of directors and will depend on our results of operations, financial condition, contractual restrictions, restrictions imposed by applicable law and other factors our board deems relevant.

Our controlling stockholder holds a significant percentage of our outstanding voting securities, which could hinder our ability to engage in significant corporate transactions without his approval.

Mr. Chris Yun Sang SO is the beneficial owner of approximately 75% of our outstanding voting securities. As a result, he possesses significant influence, giving him the ability, among other things, to elect a majority of our board of directors and to authorize or prevent proposed significant corporate transactions. His ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or prevent fraud.

We are subject to reporting obligations under the U.S. securities laws. The Securities and Exchange Commission (“SEC”), as required by Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), adopted rules requiring every public company to include a management report on such company’s internal controls over financial reporting in its annual report, which contains management’s assessment of the effectiveness of the company’s internal controls over financial reporting. Our management may conclude that our internal controls over our financial reporting are not effective. Our reporting obligations as a public company will place a significant strain on our management, operational, and financial resources and systems for the foreseeable future. Effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to help prevent fraud. As a result, our failure to achieve and maintain effective internal controls over financial reporting could result in the loss of investor confidence in the reliability of our financial statements, which in turn could harm our business and negatively impact the trading price of our stock. Furthermore, we anticipate that we will incur considerable costs and use significant management time and other resources in an effort to comply with Section 404 and other requirements of the Sarbanes-Oxley Act.

We will incur increased costs as a result of being a public company.

As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. In addition, the Sarbanes-Oxley Act, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect these new rules and regulations to increase our legal, accounting and financial compliance costs and to make certain corporate activities more time-consuming and costly. In addition, we will incur additional costs associated with our public company reporting requirements. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur, or the timing of such costs.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion of our Company’s plan of operation, financial condition and results of operation should be read in conjunction with the consolidated financial statements and the notes thereto included in this Amendment No. 2 to the Original Form 8-K.

Overview

Greatmat was established in May 2004 and is a leading innovative building material company that provides customers with customized designs, manufacturing solutions and technical advice for building projects. In particular, Greatmat is a supplier of high-quality engineered stone floor and wall surfaces to commercial construction projects in China, Hong Kong and elsewhere in Asia. Our principal business consists of the design, research and development and production of engineered stone for installation in construction projects. Our company headquarters and main sales office is located in Hong Kong.

Greatmat possesses a strong research and development team to help develop new solutions and innovative designs. We are often sought after by major property developers who want a unique material appearance for their flooring and exterior walls, typically in exclusive shopping centers around Asia. The Company designs, produces, sells and services all of its finished products. Project after project, the Company keeps coming up with unique finishing materials for ever-demanding property developers in Asia. After years in the building material industry, Greatmat has built a reputation in the region for having one of the highest quality standards in the field.

In 2005, Greatmat was awarded a grant from the Hong Kong Innovative Technology Fund for creating a new environmentally-friendly solution which could be applied to the walls, flooring and exterior of commercial buildings. In 2009, the Company was also awarded a Hong Kong Award for Environmental Excellence. Greatmat has successfully completed numerous signature projects in Hong Kong, Japan, Singapore and China for blue-chip clients such as Swire Properties, Sino Group, the Hong Kong Jockey Club, Sun Hung Kei Properties, Hang Lung Properties, and Shui On Properties, just to name a few. We maintain a website at http://www.greatmat.com, which is not incorporated into this Report.

Recent Developments

Acquisition of Greatmat Holdings

On October 30, 2010, we completed a reverse acquisition transaction through a share exchange with Greatmat Holdings and its sole shareholder, whereby we acquired 100% of the issued and outstanding capital stock of Greatmat Holdings in exchange for 36,560,700 shares of our Common Stock, which constituted 75.0% of our issued and outstanding capital stock as of and immediately after the consummation of the reverse acquisition. As a result of the reverse acquisition, Greatmat Holdings became our wholly-owned subsidiary and the former shareholder of Greatmat Holdings became our controlling stockholder. The share exchange transaction with Greatmat Holdings and its shareholder, or Share Exchange, was treated as a reverse acquisition, with Greatmat Holdings as the acquirer and Aurum as the acquired party for accounting purposes. Unless the context suggests otherwise, when we refer in this report to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of Greatmat Holdings and its consolidated subsidiaries.

Immediately prior to the Share Exchange, the common stock of Greatmat Holdings was solely owned by Chris Yun Sang SO, the founder and chief executive officer of Greatmat.

Upon the closing of the reverse acquisition, Yau-sing TANG, Aurum’s sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that will become effective on the tenth day following the mailing by us of an information statement, or the Information Statement, to our stockholders that complies with the requirements of Section 14f-1 of the Exchange Act. In addition, our board of directors on October 30, 2010 increased the size of our board of directors to three directors and appointed Chris Yun Sang SO, Carol Lai Ping HO and Rick Chun Wah TSE to fill the vacancies created by such resignation and increase in the size of the board, which appointments will become effective upon the effectiveness of the resignation of Yau-sing TANG on the tenth day following the mailing by us of the Information Statement to our stockholders. In addition, our sole executive officer Yau-sing TANG was replaced upon the closing of the reverse acquisition as indicated in more detail below.

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As a result of our acquisition of Greatmat Holdings, we now own all of the issued and outstanding capital stock of Greatmat Holdings, which in turn owns all of the issued and outstanding capital stock of Greatmat Limited, Greatmat Hong Kong and Greatmat China, our operating subsidiaries.

Greatmat Limited was established in Hong Kong in September 2010. Greatmat Hong Kong was established in Hong Kong in May 2004. Greatmat China was established in the British Virgin Islands in December 2008. Greatmat Holdings was established in the British Virgin Islands in July 2010 to serve as an intermediate holding company. Greatmat Holdings currently owns 100% of Greatmat Limited, Greatmat Hong Kong and Greatmat China. Chris Yun Sang SO currently serves as the sole director of each of Greatmat Holdings, Greatmat Limited and Greatmat Hong Kong, and Greatmat Holdings currently serves as the sole director of Greatmat China.

Principal Factors Affecting Our Financial Performance

Our operating results are primarily affected by the following factors:

•	Growth in the Chinese Economy and Demand for Construction Materials – Our products are produced in China and we derive the majority of our revenues from sales to projects in China. Economic conditions in China, therefore, affect virtually all aspects of our operations, including the demand for our products, the availability and prices of our raw materials and our other expenses. China has experienced significant economic growth, achieving a compound annual growth rate of over 10% in gross domestic product from 1996 through 2008, with an even greater rate of growth in the market for construction materials. China is expected to experience continued growth, even in the face of a global economic slowdown. However, China has not been entirely immune to the global economic slowdown and has experienced a slowing of its growth rate.

•	Large Scale Contractor Relationships. We have contracts with major construction contractors with respect to major commercial projects. Our sales efforts focus on large-scale projects and large customers which place large recurring orders. Our operating results will greatly depend on our ability to maintain and grow such relationships and contracts with these major contractors.

•	Experienced Management. We believe that our management’s technological knowledge and business relationships gives us the ability to secure major orders, which should allow us to increase production volumes and revenues.

•	Continued Innovation. We continuously strive to produce the most technically advanced products for our customers and our operating results will greatly depend on our ability to remain at the forefront of technical innovation in our industry.

•	Ability to Finance our Future Expansion. In order to grow at the pace expected by management, we will require additional capital to support our long-term growth strategies. If we are unable to obtain additional capital in future years, we may be unable to proceed with our plans and we may be forced to curtail our operations.

Taxation

United States, Macau and Hong Kong

We are subject to United States federal income tax at a tax rate ranging from 15% to 35%. No provision for income taxes in the United States has been made as we have no taxable income derived from business effectively connected to the United States.

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Greatmat Holdings and Greatmat Technology (China) Limited are incorporated in the British Virgin Islands. As offshore companies, they are exempt from income taxes according to the Article 242 of the BVI Business Companies Act 2004 (“Exemptions from Tax”), which states that (a) a company (b) all dividends, interest, rents, royalties, compensations and other amounts paid by company, and (c) capital gains realized with respect to any shares, debt obligations or other securities of a company, are exempt from all provisions of the Income Tax Ordinance. On the other hand, Greatmat Technology (China) Limited has operating business in Macau and is subject to Macau income tax at a rate of 12% of income earned from its operations in Macau.

Greatmat Technology Limited and Greatmat Technology (HK) Limited are incorporated in Hong Kong. In accordance with the relevant tax laws and regulations of Hong Kong, a company, irrespective of its residential status, is subject to tax on all profits (excluding profits arising from the sale of capital assets) arising in or derived from Hong Kong. No tax is levied on profits arising abroad, even if they are remitted to Hong Kong. The 2008/2009 and 2009/2010 income tax rate in Hong Kong is 16.5%.

Results of Operations

Comparison of Nine Months Ended September 30, 2010 and 2009 (Unaudited)

The following table sets forth key components of our results of operations during the nine month periods ended September 30, 2010 and 2009, both in dollars and as a percentage of our net sales. The consolidated results for Greatmat Holdings Limited and its three subsidiaries were as followings:

	Nine Months Ended		Nine Months Ended
	September 30, 2010		September 30, 2009
		% of Net		% of Net
	Amount	Sales	Amount	Sales
Net revenues	$8,334,100	100%	$4,110,970	100%
Cost of sales	4,520,010	54%	2,446,460	60%
Gross profit	3,814,090	46%	1,664,510	40%
General and administrative expenses	1,120,629	13%	1,205,204	29%
Operating income	2,693,461	32%	459,306	11%
Interest expense	23,783	0%	18,787	0%
Income Before Income Taxes	2,669,678	32%	440,519	11%
Income taxes	404,488	5%	121,634	3%
Net income	$2,265,190	27%	$318,885	8%

Net Sales and Cost of Sales

Our net sales sharply increased to $8,334,100 in the nine months ended September 30, 2010 from $4,110,970 in the same period in 2009. Our cost of sales increased to $4,520,010 in the nine months ended September 30, 2010 from $2,446,460 in the same period in 2009. The cost of goods sold per sales ratio decreased from 60% to 54% from 2009 to 2010. The increase in net revenues was mainly due to the rapid growth in our scale and output from sales in China while cost of sales increased in a smaller percentage owing to higher fixed costs and a smaller variable cost structure.

Gross Profit and Gross Margin

Our gross profit increased to $3,814,090 in the nine months ended September 30, 2010 from $1,664,510 in the same period in 2009. Gross profit as a percentage of net revenue was 46% and 40% for the nine months ended September 30, 2010 and 2009, respectively. The increase in gross margins from 2009 to 2010 was primarily due to improved economies of scale as fixed costs did not increases significantly while variable costs increased less on a percentage basis than our revenue as we continuously improved our cost controls mechanism.

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General and Administrative Expenses

Our general and administration expenses decreased to $1,120,629 in the nine months ended September 30, 2010 from $1,205,204 in the same period in 2009. This decrease was mainly due to improved cost controls.

Interest Expenses

Interest expenses increased to $23,783 in the nine months ended September 30, 2010 from $18,787 in the same period in 2009. This increase was mainly due to an increase in our bank borrowings.

Income before Income Taxes

Our income before income taxes increased to $2,669,678 in the nine months ended September 30, 2010 from $440,519 in the same period in 2009. This change was mainly due to the increase in sales based on increased orders in 2010.

Income Taxes

The Greatmat operating companies were currently operating in Hong Kong SAR and Macau SAR. The current corporate income tax rate for Hong Kong SAR was 16.5% while Macau SAR’s corporate income tax rate was 12%. Income taxes increased as a result of increased income.

Comparison of Three Months Ended September 30, 2010 and 2009 (Unaudited)

The following table sets forth key components of our results of operations during the three month periods ended September 30, 2010 and 2009, both in dollars and as a percentage of our net sales. The consolidated results for Greatmat Holdings Limited and its three subsidiaries were as followings:

	Three Months Ended		Three Months Ended
	September 30, 2010		September 30, 2009
		% of Net		% of Net
	Amount	Sales	Amount	Sales
Net revenues	$3,544,378	100%	$1,432,461	100%
Cost of sales	1,682,489	47%	847,086	59%
Gross profit	1,861,889	53%	585,375	41%
General and administrative expenses	376,833	11%	391,406	27%
Operating income	1,485,056	42%	193,969	14%
Interest expense	6,706	0%	6,545	0%
Income Before Income Taxes	1,478,350	42%	187,424	13%
Income taxes	208,533	6%	46,901	3%
Net income	$1,269,817	36%	$140,523	10%

Net Sales and Cost of Sales

Our net sales sharply increased to $3,544,378 in the three months ended September 30, 2010 from $1,432,461 in the same period in 2009. Our cost of sales increased to $1,682,489 in the three months ended September 30, 2010 from $847,086 in the same period in 2009. The cost of goods sold per sales ratio decreased from 59% to 47% from 2009 to 2010. The increase in net revenues was mainly due to the rapid growth in our scale and output from sales in China while cost of sales decreased in a greater percentage, as the Company is starting to sell higher-end products which generate higher profit margins with a relatively smaller increase in cost of sales.

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Gross Profit and Gross Margin

Our gross profit increased to $1,861,889 in the three months ended September 30, 2010 from $585,375 in the same period in 2009. Gross profit as a percentage of net revenue was 53% and 41% for the three months ended September 30, 2010 and 2009, respectively. The increase in gross margins from 2009 to 2010 was primarily due to a new high-end product line launch in the third quarter of 2010 that generated significantly higher profit margins with a relatively smaller increase in cost of sales.

General and Administrative Expenses

Our general and administration expenses increased to $376,833in the three months ended September 30, 2010 from $391,406in the same period in 2009. This increase was mainly due to the growth of our business.

Interest Expenses

Interest expenses increased to $6,706 in the three months ended September 30, 2010 from $6,545 in the same period in 2009. This increase was mainly due to an increase in our bank borrowings.

Income before Income Taxes

Our income before income taxes increased to $1,478,350 in the three months ended September 30, 2010 from $187,424in the same period in 2009. This change was mainly due to the increase in sales based on increased orders in 2010.

Income Taxes

The Greatmat operating companies were currently operating in Hong Kong SAR and Macau SAR. The current corporate income tax rate for Hong Kong SAR was 16.5% while Macau SAR’s corporate income tax rate was 12%. Income taxes increased as a result of increased income.

Comparison of Six Months Ended June 30, 2010 and 2009 (Unaudited)

The following table sets forth key components of our results of operations during the six month periods ended June 30, 2010 and 2009, both in dollars and as a percentage of our net sales. The consolidated results for Greatmat Holdings Limited and its three subsidiaries were as followings:

	Six Months Ended		Six Months Ended
	June 30, 2010		June 30, 2009
		% of Net		% of Net
	Amount	Sales	Amount	Sales
Net revenues	$4,789,722	100%	$2,678,509	100%
Cost of sales	2,837,521	59%	1,599,374	60%
Gross profit	1,952,201	41%	1,079,135	40%
General and administrative expenses	743,796	16%	813,799	30%
Operating income	1,208,405	25%	265,336	10%
Interest expense	17,077	0%	12,242	0%
Income Before Income Taxes	1,191,328	25%	253,094	9%
Income taxes	195,955	4%	74,733	3%
Net income	$995,373	21%	$178,361	7%

Net Sales and Cost of Sales

Our net sales sharply increased to $4,789,722 in the six months ended June 30, 2010 from $2,678,509 in the same period in 2009. Our cost of sales increased to $2,837,521 in the six months ended June 30, 2010 from $1,599,374 in the same period in 2009. The cost of goods sold per sales ratio decreased from 60% to 59% from 2009 to 2010. The increase in net revenues was mainly due to the rapid growth in our scale and output from sales in China while cost of sales increased in a smaller percentage owing to higher fixed costs and a smaller variable cost structure.

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Gross Profit and Gross Margin

Our gross profit increased to $1,952,201 in the six months ended June 30, 2010 from $1,079,135 in the same period in 2009. Gross profit as a percentage of net revenue was 41% and 40% for the six months ended June 30, 2010 and 2009, respectively. The increase in gross margins from 2009 to 2010 was primarily due to improved economies of scale as fixed costs did not increases significantly while variable costs increased less on a percentage basis than our revenue as we continuously improved our cost controls mechanism.

General and Administrative Expenses

Our general and administration expenses decreased to $743,796 in the six months ended June 30, 2010 from $813,799 in the same period in 2009. This decrease was mainly due to improved cost controls.

Interest Expenses

Interest expenses increased to $17,077 in the six months ended June 30, 2010 from $12,242 in the same period in 2009. This increase was mainly due to an increase in our bank borrowings.

Income before Income Taxes

Our income before income taxes increased to $1,191,328 in the six months ended June 30, 2010 from $253,094 in the same period in 2009. This change was mainly due to the increase in sales based on increased orders in 2010.

Income Taxes

The Greatmat operating companies were currently operating in Hong Kong SAR and Macau SAR. The current corporate income tax rate for Hong Kong SAR was 16.5% while Macau SAR’s corporate income tax rate was 12%. Income taxes increased as a result of increased income.

Comparison of Three Months Ended June 30, 2010 and 2009 (Unaudited)

The following table sets forth key components of our results of operations during the three month periods ended June 30, 2010 and 2009, both in dollars and as a percentage of our net sales. The consolidated results for Greatmat Holdings Limited and its three subsidiaries were as followings:

	Three Months Ended		Three Months Ended
	June 30, 2010		June 30, 2009
		% of Net		% of Net
	Amount	Sales	Amount	Sales
Net revenues	$2,461,889	100%	$1,505,741	100%
Cost of sales	1,466,824	60%	857,269	57%
Gross profit	995,065	40%	648,472	43%
General and administrative expenses	383,372	16%	402,118	27%
Operating income	611,693	25%	246,354	16%
Interest expense	8,241	0%	5,130	0%
Income Before Income Taxes	603,452	25%	241,224	16%
Income taxes	100,951	4%	53,018	4%
Net income	$502,501	20%	$188,206	12%

Net Sales and Cost of Sales

Our net sales sharply increased to $2,461,889 in the three months ended June 30, 2010 from $1,505,741 in the same period in 2009. Our cost of sales increased to $1,466,824 in the three months ended June 30, 2010 from $857,269 in the same period in 2009. The cost of goods sold per sales ratio increased from 57% to 60% from 2009 to 2010. The increase in net revenues was mainly due to the rapid growth in our scale and output from sales in China while cost of sales increased on a percentage basis due to increased sales activities. We also incurred higher costs in connection with the development of a new product line and improved manufacturing procedures and methods that we expect should ultimately lead to lower production costs.

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Gross Profit and Gross Margin

Our gross profit increased to $995,065 in the three months ended June 30, 2010 from $648,472 in the same period in 2009. Gross profit as a percentage of net revenue was 40% and 43% for the three months ended June 30, 2010 and 2009, respectively. The decrease in gross margins from 2009 to 2010 was primarily due to extra labor costs for hiring and training new workers and extra material costs for satisfying some additional rush orders.

General and Administrative Expenses

Our general and administration expenses decreased to $383,372 in the three months ended June 30, 2010 from $402,118 in the same period in 2009. This decrease was mainly due to improved cost controls.

Interest Expenses

Interest expenses increased to $8,241 in the three months ended June 30, 2010 from $5,130 in the same period in 2009. This increase was mainly due to an increase in our bank borrowings.

Income before Income Taxes

Our income before income taxes increased to $603,452 in the three months ended June 30, 2010 from $241,224 in the same period in 2009. This change was mainly due to the increase in sales based on increased orders in 2010.

Income Taxes

The Greatmat operating companies were currently operating in Hong Kong SAR and Macau SAR. The current corporate income tax rate for Hong Kong SAR was 16.5% while Macau SAR’s corporate income tax rate was 12%. Income taxes increased as a result of increased income.

Comparison of Twelve Months Ended December 31, 2009 and December 31, 2008

The following table sets forth key components of our results of operations during the twelve month periods ended December 31, 2009 and 2008, both in dollars and as a percentage of our net sales. As the reverse acquisition of Greatmat Limited and its subsidiaries was entered into after December 31, 2009 and during the periods indicated Greatmat Limited and its three subsidiaries were the only entity in our combined business that had operations, the results of operations below reflect only that of Greatmat.

	Twelve Months Ended		Twelve Months Ended
	December 31, 2009		December 31, 2008
		% of Net		% of Net
	Amount	Sales	Amount	Sales
Net revenues	$5,660,186	100%	$1,965,403	100%
Cost of sales	3,179,824	56%	1,483,812	75%
Gross profit	2,480,362	44%	481,591	25%
General and administrative expenses	1,608,091	28%	1,036,343	16%
Operating income/(loss)	872,271	15%	(554,572)	28%
Other income	-	0%	3,969	0%
Interest expenses	24,868	0%	18,024	1%
Income before income taxes	847,403	15%	(576,745)	29%
Income taxes	193,724	3%	23,042	1%
Net income/(loss)	$653,679	12%	$(599,787)	31%

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Net Sales. Our net sales increased to $5,660,186 in the twelve months ended December 31, 2009 from $1,965,403 in the same period in 2008, representing a 188% increase year-on-year. This increase was mainly due to the operation of Greatmat China in Macau SAR from 2009 onwards.

Cost of Sales. Our cost of sales increased to $3,179,824 in the twelve months ended December 31, 2009 from $1,483,812 in the same period in 2008. The cost of goods sold per sales ratio decreased from 75% to 56% from 2008 to 2009, mainly due to the fixed cost increase in a smaller ratio than the variable cost.

Gross Profit and Gross Margin. Our gross profit increased to $2,480,362 in the twelve months ended December 31, 2009 from $481,591 in the same period in 2008. Gross profit as a percentage of net revenue was 44% and 25% for the twelve months ended December 31, 2009 and 2008, respectively. The large increase in gross margins from 2008 to 2009 was primarily due to improved economies of scale as fixed costs did not increase significantly while variable costs increased less on a percentage basis than our revenues as we improved our cost controls.

General and Administrative Expenses. Our general and administration expenses grew to $1,608,091in the twelve months ended December 31, 2009 from $1,036,343 in the same period in 2008. This increase was mainly due to our rapid growth as these costs are proportional to sales.

Other Income. Other income decreased to $0 in the twelve months ended December 31, 2009 from $3,969 in the same period in 2008.

Interest Expenses. Interest expenses increased to $24,868 in the twelve months ended December 31, 2009 from $18,024 in the same period in 2008. This increase was mainly due to an increase in our bank borrowings.

Income Before Income Taxes. Our income before income taxes increased to $847,403 in the twelve months ended December 31, 2009 from $(576,745) in the same period in 2008. This increase was mainly due to the increase of net revenues.

Income Taxes. The Greatmat operating companies were currently operating in Hong Kong SAR and Macau SAR. The current corporate income tax rate for Hong Kong SAR was 16.5% while Macau SAR’s corporate income tax rate was 12%. Income taxes increased as a result of increased income.

Liquidity and Capital Resources

As of June 30, 2010, we had cash and cash equivalents of $65,333, primarily consisting of cash on hand and demand deposits. The following table provides detailed information about our net cash flow for all financial statement periods presented in this report. To date, we have financed our operations primarily through cash flows from operations and equity contributions by our shareholders.

The following table sets forth a summary of our cash flows for the periods indicated:

Cash Flow

(Amounts in U.S. dollars)

	Six Months Ended June 30,		Twelve Months Ended December 31,
	2010	2009	2009	2008
Net cash provided by (used in) operating activities	$(209,749)	$1,944,292	$2,051,777	$(405,676)
Net cash provided by (used in) investing activities	-	(1,988,887)	(1,988,888)	(23,725)
Net cash provided by (used in) financing activities	127,848	114,443	23,620	373,404
Net (Decrease) Increase in Cash and Cash Equivalents	(81,901)	69,848	86,509	(55,997)

Cash and Cash Equivalent at Beginning of the Period	147,234	60,725	60,725	116,722
Cash and Cash Equivalent at End of the Period	65,333	130,573	147,234	60,725

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Operating activities

Net cash used in operating activities was $209,749 for the six months ended June 30, 2010, as compared to $1,944,292 provided by operating activities for the same period in 2009. The change is attributable to the $817,296 increase in net income for the current period, the decrease of $2,157,276 in accounts receivables, increases of $11,309 in prepaid expenses; increases of $1,008,956 in accounts payable, decreases of $3,879 in accrued expenses and increase of $178,885 in income tax payable, and was offset by decreases of $819,196 in amount due to a director.

Net cash provided by operating activities was $2,051,777 for the twelve months ended December 31, 2009, as compared to net cash used in operating activities of $405,676 for the same period in 2008. The change is attributable to the decrease of $1,208,482 in accounts receivable, increase of $831,105 in net amount due to a director, increase of $113,462 in advances to suppliers and other assets, increase of $47,595 in accrued expenses, increase of $432,631 in accounts payable, increases of $170,682 in income tax payable and other liabilities, and was offset by a decrease of $175,432 in bill payables.

Investing activities

Net cash used in investing activities for the six months ended June 30, 2010 was $0 as compared to $1,988,887 during the same period of 2009. The change is attributable to our having no investing activities in the first half of 2010.

Net cash used in investing activities for the twelve months ended December 31, 2009 was $1,988,888, as compared to $23,725 net cash used in investing activities during the same period of 2008. The change is attributable to the increase in acquisition of property, plant and equipment.

Financing activities

Net cash provided by financing activities for the six months ended June 30, 2010 was $127,848, as compared to net cash provided by financing activities of $114,443 in the same period of 2009. The change is attributable to the net increase in bank borrowings of $243,233 and paid out dividends of $115,385 during the six months ended June 30, 2010.

Net cash provided by financing activities for the twelve months ended December 31, 2009 was $23,620, as compared to net cash provided by financing activities of $373,404 in the same period of 2008. The change is attributable to the net increase in bank borrowings.

We believe that our cash on hand and cash flow from operations will meet our present cash needs unless we expand our current scale of production to another level in a short period of time, in which case we may require additional cash resources to fund our additional capital expenditures and working capital requirements related to such growth. We may, however, in the future, require additional cash resources due to changed business conditions, implementation of our strategy to ramp up our production facilities and increase machinery and equipment, or acquisitions we may decide to pursue. If our own financial resources are insufficient to satisfy our capital requirements, we may seek to sell additional equity or debt securities or obtain additional credit facilities. The sale of additional equity securities could result in dilution to our stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require us to agree to operating and financial covenants that would restrict our operations. Financing may not be available in amounts or on terms acceptable to us, if at all. Any failure by us to raise additional funds on terms favorable to us, or at all, could limit our ability to expand our business operations and could harm our overall business prospects.

Bank Loans

As of June 30, 2010, the Company had three bank loans outstanding totaling $903,784 in outstanding principal amount. Of such principal amount, $289,472 was repayable within one year from June 30, 2010 and $614,312 was repayable in more than one year.

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The Company’s first bank loan is with China Construction Bank (Asia) Corporation Limited, which is comprised of a term loan with an original principal amount of $469,231 and a principal balance of $380,587 as of June 30, 2010 and a renewable trade line of credit facility with a maximum principal amount of $198,718 and which had a principal balance of $185,944 outstanding as of June 30, 2010. The rate of interest for the term loan is 2.75% per annum minus the bank’s prime rate, and principal must be repaid in 240 equal monthly installments over the term of the loan ending in September 2028. The trade line of credit is available to the Company for commercial letters of credit and related short-term commitments. The rate of interest for this trade line of credit facility is 0.75% per annum above the higher of: (1) the bank’s prime rate; or (2) 0.5% per annum plus the one-month Hong Kong Interbank Offered Rate. The term loan and trade line of credit are guaranteed by, and secured by a charge on certain property of, Chris Yun Sang SO.

The Company’s second bank loan is a term loan from China Construction Bank (Asia) Corporation Limited with an original principal amount of $128,205 and a principal balance of $88,522 as of June 30, 2010. The rate of interest for this loan is 2% per annum above the bank’s prime rate, and principal must be repaid in 36 equal monthly installments over the term of the loan ending in June 2012. The loan is guaranteed by, and secured by a charge on certain property of, Chris Yun Sang SO and is guaranteed under a Special Loan Guarantee Scheme of the Hong Kong Special Administrative Region.

The Company’s third bank loan is a term loan from Wing Hang Bank Limited with an original principal amount of $269,231 and a principal balance of $248,731 as of June 30, 2010. The rate of interest for this bank loan is 0.50% per annum below the bank’s prime lending rate, and principal must be repaid in 59 equal monthly installments of $5,126 over the term of the loan ending in February 2015. The loan is guaranteed by, and secured by a charge on certain property of, Chris Yun Sang SO and is guaranteed under a Special Loan Guarantee Scheme of the Hong Kong Special Administrative Region.

Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management closely monitors any price changes in our industry and continually strives to maintain effective cost controls in our operations. The Chinese government is currently trying to curb the rate of inflation. However, it is quite possible that prices for our products may increase faster than our expenses, resulting in a net benefit to our earnings from the impact of inflation.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

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Business Combination

The Company records mergers and acquisitions in according to ASC 805 “Business Combinations”. Under the acquisition method of accounting, the legal entity, acquiring entity, acquirer and acquiree are properly identified. The acquisition date is determined. The identifiable assets acquired, the liabilities assumed and the noncontrolling interest are identified. The goodwill or a gain from a bargain purchase is recognized.

In the reverse acquisition, the acquiring entity was the entity with a controlling financial interest which was the acquirer; the legal entity issued the equity securities was determined to be the acquired entity, which was the acquiree. According to ASC 805, the Company is the legal entity issuing the equity securities and it is the accounting acquiree, The Greatmat group is the acquiring entity with a controlling financial interest and is the accounting acquirer.

Revenue Recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, Macau law and Hong Kong law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with and collectability is probable.

Earnings per Share

The Company reports earnings per share in accordance with ASC 260-10 (formerly SFAS No. 128 – “Earnings per Share”). Basic earnings per share are computed using the weighted average number of common stock outstanding during the year/period. Diluted earnings per share are computed using the weighted average number of common and potentially dilutive common stock outstanding during the year/period. At June 30, 2010 and 2009, the Company had no common stock equivalents that were anti-dilutive and excluded from the earnings per share computation.

Foreign Currency Translation and Other Comprehensive Income

The Company has adopted ASC 830-10 (formerly SFAS No. 52, “Foreign Currency Translation”). Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income statement for the year/period. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. As the Company's functional currency is the U.S. dollar, and all translation gains and losses are transactional, and the Company has no assets with values recorded in foreign currency, there is no recognition of other comprehensive income in the financial statements.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes

The Company utilizes ASC 740-10 (formerly SFAS No. 109, "Accounting for Income Taxes,") which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

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The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company records a valuation allowance for deferred tax assets, if any, based on its estimates of its future taxable income as well as its tax planning strategies when it is more likely than not that a portion or all of its deferred tax assets will not be realized. If the Company is able to utilize more of its deferred tax assets than the net amount previously recorded when unanticipated events occur, an adjustment to deferred tax assets would increase the Company’s net income. The Company does not have any significant deferred tax assets or liabilities in the United States of America.

The Company adopted the provisions of ASC 740-10 (formerly FIN 48, “Accounting for Uncertainty in Income Taxes”) and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740-10 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Based on our evaluation, we have concluded that there are no significant uncertain tax positions requiring recognition in our financial statements. We may from time to time be assessed interest or penalties by major tax jurisdictions. In the event we receive an assessment for interest and/or penalties, it will be classified in the financial statements as tax expense.

Fair values of financial instruments

ASC 825-10 (formerly SFAS No. 107, "Disclosures about Fair Value of Financial Instruments,") requires that the Company disclose estimated fair values of financial instruments. The Company's financial instruments primarily consist of cash, accrued liabilities and amount due to a director.

As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and to the interest rates on the borrowings approximating those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates.

Recent Accounting Pronouncements

In June 2009, the FASB established the FASB Accounting Standards Codification TM (ASC) as the single source of authoritative U.S generally accepted accounting principles (GAAP) recognized by the FASB to be applied to nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The ASC superseded all previously existing non-SEC accounting and reporting standards, and any prior sources of U.S. GAAP not included in the ASC or grandfathered are not authoritative. New accounting standards issued subsequent to June 30, 2009 are communicated by the FASB through Accounting Standards Updates (ASUs). The ASC did no change current U.S. GAAP but changes the approach by referencing authoritative literature by topic (each a “Topic”) rather than by type of standard. The ASC has been effective for the Company effective July 1, 2009. Adoption of the ASC did not have a material impact on the Company’s Audited Financial Statements, but references in the Company’s Notes to Audited Financial Statements to former FASB positions, statements, interpretations, opinions, bulletins or other pronouncements are now presented as references to the corresponding Topic in the ASC.

During 2008, the Company adopted FASB ASC 820-10 (formerly FSP FAS 157-2, "Effective Date of FASB Statement 157"), which deferred the provisions of previously issued fair value guidance for non-financial assets and liabilities to the first fiscal period beginning after November 15, 2008. Deferred nonfinancial assets and liabilities include items such as goodwill and other non-amortizable intangibles. Effective January 1, 2009, the Company adopted the fair value guidance for nonfinancial assets and liabilities. The adoption of FASB ASC 820-10 did not have a material impact on the Company’s Audited Financial Statements.

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Effective January 1, 2009, the Company adopted FASB ASC 810-10-65 (formerly SFAS 160, "Non-controlling Interests in Consolidated Financial Statements — an amendment of ARB No. 51"), which amends previously issued guidance to establish accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary, which is sometimes referred to as minority interest, is an ownership interest in the consolidated entity that should be reported as equity. Among other requirements, this Statement requires that the consolidated net income attributable to the parent and the non-controlling interest be clearly identified and presented on the face of the consolidated income statement. The adoption of the provisions in this ASC did not have a material impact on the Company’s Audited Financial Statements.

Effective January 1, 2009, the Company adopted FASB ASC 805-10, (formerly SFAS 141R, "Business Combinations"), which establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in an acquiree and the goodwill acquired. The Company will apply ASC 805-10 to any business combinations subsequent to adoption.

Effective January 1, 2009, the Company adopted FASB ASC 805-20 (formerly FSP FAS 141R-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies"), which amends ASC 805-10 to require that an acquirer recognize at fair value, at the acquisition date, an asset acquired or a liability assumed in a business combination that arises from a contingency if the acquisition-date fair value of that asset or liability can be determined during the measurement period. If the acquisition-date fair value of such an asset acquired or liability assumed cannot be determined, the acquirer should apply the provisions of ASC Topic 450, Contingences, to determine whether the contingency should be recognized at the acquisition date or after such date. The adoption of ASC 805-20 did not have a material impact on the Company’s Audited Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 825-10-65 (formerly FASB Staff Position (“FSP”) No. FAS 107-1 and Accounting Principles Board 28-1, "Interim Disclosures about Fair Value of Financial Instruments"), which amends previous guidance to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. The adoption of FASB ASC 825-10-65 did not have a material impact on the Company’s Audited Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 320-10-65 (formerly FSP FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments"). Under ASC 320-10-65, an other-than-temporary impairment must be recognized if the Company has the intent to sell the debt security or the Company is more likely than not will be required to sell the debt security before its anticipated recovery. In addition, ASC 320-10-65 requires impairments related to credit loss, which is the difference between the present value of the cash flows expected to be collected and the amortized cost basis for each security, to be recognized in earnings while impairments related to all other factors to be recognized in other comprehensive income. The adoption of ASC 320-10-65 did not have a material impact on the Company’s Audited Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 820-10-65 (formerly FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly"), which provides guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset or liability has significantly decreased when compared with normal market activity for the asset or liability as well as guidance on identifying circumstances that indicate a transaction is not orderly. The adoption of ASC 820-10-65 did not have a material impact on the Company’s Audited Financial Statements.

Effective July 1, 2009, the Company adopted FASB ASC 855-10 (formerly SFAS 165, “Subsequent Events”), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date, but before financial statements are issued or are available to be issued. Adoption of ASC 855-10 did not have a material impact on the Company’s Audited Financial Statements.

In August, 2009, the FASB issued ASC Update No. 2009-05 (“Update 2009-05”) to provide guidance on measuring the fair value of liabilities under FASB ASC 820 (formerly SFAS 157, "Fair Value Measurements"). The Company adopted Update 2009-05 in the first quarter of 2010. It is expected the adoption of this Update will have no material effect on the Company’s Financial Statements.

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In October 2009, the FASB concurrently issued the following ASC Updates:

ASU No. 2009-14 - Software (Topic 985): Certain Revenue Arrangements That Include Software Elements (formerly EITF Issue No. 09-3). This standard removes tangible products from the scope of software revenue recognition guidance and also provides guidance on determining whether software deliverables in an arrangement that includes a tangible product, such as embedded software, are within the scope of the software revenue guidance.

ASU No. 2009-13 - Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (formerly EITF Issue No. 08-1). This standard modifies the revenue recognition guidance for arrangements that involve the delivery of multiple elements, such as product, software, services or support, to a customer at different times as part of a single revenue generating transaction. This standard provides principles and application guidance to determine whether multiple deliverables exist, how the individual deliverables should be separated and how to allocate the revenue in the arrangement among those separate deliverables. The standard also expands the disclosure requirements for multiple deliverable revenue arrangements.

These Accounting Standards Updates should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with earlier application permitted. Alternatively, an entity can elect to adopt these standards on a retrospective basis, but both these standards must be adopted in the same period using the same transition method. The Company expects to apply this standard on a prospective basis for revenue arrangements entered into or materially modified beginning January 1, 2011. It is expected the adoption of this Statement will have no material effect on the Company’s Financial Statements.

ASC Update (“ASU”) No. 2010-01, Equity (Topic 505): Accounting for Distributions to Shareholders with Components of Stock and Cash. This update clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend. This ASU codified the consensus reached in EITF Issue No. 09-E “Accounting for Stock Dividends, Including Distributions to Shareholders with Components of Stock and Cash”. ASU 2010-01 is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Updated (“ASU”) No. 2010-02, Consolidation (Topics 810) – Accounting and Reporting for Decreases in Ownership of a Subsidiary - A Scope Clarification. This update provides guidance for non-controlling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-13, Compensation – Stock Compensation (Topic 718): Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades. This update is to codify the consensus reached in EITF Issue No. 09-J, “Effect of Denominating the Exercise Price of a Share-Based Payment Award in the Currency of the Market in Which the Underlying Equity Security Trades.” The amendments to the Codification clarify that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity’s equity shares trades should not be considered to contain a condition that is not a market, performance, or services condition. Therefore, an entity would not classify such an award as a liability if it otherwise qualifies as equity. The adoption of this update did not have any material impact on the Company’s financial statements.

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ASC Update (“ASU”) No. 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules. This update amends various SEC paragraphs in the FASB Accounting Standards Codification pursuant to SEC Final Rule, “Technical Amendments to Rules Forms, Schedules and Codification of Financial Reporting Policies”. The adoption of this update did not have any material impact on the Company’s financial statements.

ASC Update (“ASU”) No. 2010-22, Accounting for Various Topics. This update amends various SEC paragraphs in the FASB Accounting Standards Codification based on external comments received and the issuance of Staff Accounting Bulletin (SAB) No. 112 which amends or rescinds portion of certain SAB topics. SAB 112 was issued to bring existing SEC guidance into conformity with ASC 805 “Business Combination” and ASC 810 “Consolidation”. The adoption of this update did not have any material impact on the Company’s financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the Company’s financial statements upon adoption.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of October 30, 2010 by (i) each person or group who is known by us to beneficially own more than 5% of our common stock; (ii) each director; (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, Room 2102-03, 21/F, Kingsfield Centre 18-20 Shell Street, North Point, Hong Kong. Except as indicated in the footnotes to this table, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. The information in this table is as of October 30, 2010, based upon 48,747,600 shares of common stock outstanding.

Name and Address of Beneficial Owner	Office, If Any	Amount and Nature of Beneficial Ownership		Percent Common Stock

Chris Yun Sang SO	Chief Executive Officer	36,560,700		75.0%

Yau-sing TANG	Director and former Chief Executive Officer	8,583,162	(1)	17.6%

All officers and directors as a group (two persons named above)		45,143,862		92.6%

Wellkey Holdings Limited Box 933 Abbott Building Road Town Tortola, British Virgin Islands		8,583,162		17.6%

(1) All of such shares are indirectly owned by Yau-sing TANG through his 100% owned company called Wellkey Holdings Limited, a company incorporated under the laws of the British Virgin Islands.

Changes in Control

The Company does not have any change of control or retirement arrangements with its executive officers.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth information about our directors and executive officers as of the date of this report:

NAME	AGE	POSITION
Chris Yun Sang SO	44	Chief Executive Officer, President and Chief Financial Officer
Carol Lai Ping HO	37	General Manager, Secretary, Treasurer, and Director
Rick Chun Wah TSE	33	Marketing Director

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Chris Yun Sang SO has been the Chief Executive Officer, President and Chief Financial Officer of Aurum since October 2010 and has been the founder, Chairman and Chief Executive Officer of Greatmat Hong Kong since May 2004. Mr. So holds a Master of Science Degree in Management from International American University and a post-graduate Diploma in Management Studies from South China Polytechnic Institute. Prior to founding Greatmat, Mr. So had over 20 years of business and management experience in the Hong Kong and Chinese building materials industry. Under his leadership, in 2005 Greatmat was awarded a grant from the Hong Kong Innovative Technology Fund for the creation of innovative construction materials. Under his leadership, in 2009 Greatmat was granted a Hong Kong Award for Environmental Excellence. Mr. SO was selected to serve as a director because of his extensive experience in the building materials industry and his successful track record as a manager established in serving as the Chief Executive Officer of Greatmat.

Carol Lai Ping HO has been the General Manager, Secretary and Treasurer of Aurum since October 2010 and has been the General Manager of Greatmat since July 2004. Ms. Ho formerly worked for the Hong Kong Polytechnic University and Oliver’s Super Sandwiches Management Limited and has over 10 years of experience in management and accounting. Ms. Ho graduated from the University of Hong Kong with a BA (Honour) degree in Management Studies. Ms. HO was selected to serve as a director because of her experience in the building materials industry, her knowledge of accounting and her successful track record as a manager established in serving as the General Manager of Greatmat.

Rick Chun Wah TSE has been the Marketing Director of Aurum since October 2010 and has been the Marketing Director of Greatmat since May 2004. Mr. Tse obtained his Diploma in Business Management from the Hong Kong Management Association and has over ten years of experience in sales, product research and development and management. Mr. TSE was selected to serve as a director because of his experience in the building materials industry, his knowledge of sales and marketing and his successful track record as a manager established in serving as the Marketing Director of Greatmat.

Family Relationships

There is no family relationship among any of our officers or directors.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Except as set forth in our discussion below in “Certain Relationships and Related Transactions, and Director Independence – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years Ended December 31, 2009 and 2008

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year		Salary ($)	All Other Compensation ($)	Total ($)
Chris Yun Sang SO, CEO of Greatmat Hong Kong	2009	(1)	64,103	3,077	67,180
	2008	(1)	41,667	3,077	44,744
Yau-sing TANG, former CEO of Aurum	2010	(2)	0	0	0
	2009	(2)	0	0	0

(1)	Represents compensation paid by Greatmat Hong Kong for the years ended December 31, 2009 and 2008.
(2)	Represents compensation paid by Aurum for the years ended July 31, 2010 and 2009.

On October 30, 2010, we acquired Greatmat Holdings in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Chris Yun Sang SO became our CEO. Prior to the effective date of the reverse acquisition, Yau-sing TANG served as CEO of Aurum. Mr. Chris Yun Sang SO has served as the Chairman and CEO of Greatmat Hong Kong since its founding in 2004. The compensation shown in this table includes the amounts Mr. So received from Greatmat Hong Kong prior to the consummation of the reverse acquisition. In addition, Mr. So received an interim dividend from Greatmat Hong Kong in the amount of $115,385 (HK$900,000) on June 28, 2010 by reason of his being the sole shareholder of Greatmat Hong Kong at such time.

Amounts shown in the “All Other Compensation” column represent contributions by Greatmat Hong Kong to the Hong Kong Mandatory Provident Fund, a mandatory, fully funded defined contribution scheme operated by the government of the Hong Kong SAR. Greatmat is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits. The only funding obligation of Greatmat with respect to the retirement benefit plan is to make the specified contributions.

Summary of Employment Agreements and Material Terms

We do not have any employment agreements with any of our executive officers or directors.

We have not provided retirement benefits (other than contributions to the Hong Kong Mandatory Provident Fund, a government mandated defined contribution scheme in which all of our employees in Hong Kong participate) or severance or change of control benefits to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

For the year ended December 31, 2009, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan (other than contributions to the Hong Kong Mandatory Provident Fund, a government mandated defined contribution scheme in which all of our employees in Hong Kong participate). There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we may in the future compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended July 31, 2010 and currently no compensation arrangements are in place for the compensation of directors.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2008 year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

In July 2009, Patrick Mohammed, Aurum's former director, sole officer and majority shareholder, waived a debt owed to him by Aurum of $66,610 in connection with a change in control of the Company.

During the year ended July 31, 2010, Yau-sing TANG, Aurum’s sole officer and director, advanced funds to the Company totaling $24,017 as at July 31, 2010. As of October 1, 2010, the amount due to Mr. Tang totaled $33,269. As of the date of this report, this debt has been cancelled in full. The amounts due to Mr. Tang were non-interest bearing and repayable on demand. Mr. Tang agreed to waive this debt in the amount of $33,269 in exchange for 3,326,900 shares of Aurum’s common stock, which shares were issued prior to the Share Exchange on October 27, 2010.

During the year ended December 31, 2009, Chris Yun Sang SO, Greatmat’s CEO and director, advanced funds to Greatmat totaling $828,269 as at December 31, 2009. As of June 30, 2010, the amount due to Mr. So totaled $9,073. The amounts due to Mr. So were non-interest bearing and repayable on demand.

Chris Yun Sang SO, Greatmat’s CEO and director, formerly owned a separate company known as Greatmat Engineering. This company was separate from Greatmat and engaged in the installation of Greatmat flooring for construction projects. Greatmat Engineering was sold to Mr. So’s wife on March 8, 2010, is no longer owned by Mr. So and no longer uses the Greatmat name. All loans between Greatmat Engineering and Greatmat were non-interest bearing and repayable on demand and have been settled as of December 31, 2009 and June 30, 2010.

Insider Transactions Policies and Procedures

The Company does not currently have an insider transaction policy.

Director Independence

We currently do not have any independent directors as the term “independent” is defined by the rules of the American Stock Exchange.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

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MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock is currently quoted on the inter-dealer electronic quotation and trading system maintained by Pink OTC Markets Inc. under the ticker symbol “ARMX”. The Company’s common stock has not had any trading history and therefore we cannot present high and low bid prices.

The Company does not have any outstanding options or warrants to purchase, or securities convertible into, common stock of the Company. There are currently no shares of the Company’s common stock eligible for resale pursuant to Rule 144 under the Securities Act. The holders of an aggregate of 243,738 shares of our common stock are currently entitled to piggyback registration rights. If we register any of our securities either for our own account or for the account of other security holders, the holders of these shares are entitled to include their shares in the registration at our expense. The Company is not currently publicly offering, or publicly proposing to publicly offer, any shares of its common stock.

Holders

On October 30, 2010, there were approximately 17 holders of record of our common stock.

Dividends

In the past, Aurum has not distributed earnings to shareholders. Any future decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

On July 16, 2008, Aurum issued 500,000 restricted shares of common stock to Patrick Mohammed, its former President, in consideration of services rendered valued at $500. The foregoing 500,000 shares constituted more than 5% of Aurum’s total outstanding shares at the time of issuance. The shares were sold pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933 in that the transaction took place outside the United States and Mr. Mohammed was not a U.S. person as defined in Regulation S.

On October 27, 2010, Aurum issued 3,326,900 shares of its common stock to Wellkey Holdings Limited, an entity owned by Yau-sing Tang, Aurum’s sole officer and director at such time. The total consideration for the 3,326,900 shares of Aurum’s common stock was the cancellation of Aurum’s indebtedness of $33,269 owed to Mr. Tang prior to such issuance. The issuance of Aurum’s shares to Wellkey Holdings Limited was made pursuant to Regulation S under the Securities Act.

On October 30, 2010, Aurum issued 36,560,700 shares of its Common Stock to Chris Yun Sang SO, the sole shareholder of Greatmat Holdings Limited, a British Virgin Islands limited company. The total consideration for the 36,560,700 shares of Aurum’s Common Stock was one share of Greatmat Holdings Limited, which is all the issued and outstanding capital stock of Greatmat Holdings Limited. The number of our shares issued to the shareholder of Greatmat Holdings Limited was determined based on an arm’s-length negotiation. The issuance of Aurum’s shares to the shareholder of Greatmat Holdings Limited was made pursuant to Regulation S under the Securities Act.

46

Aurum issued securities in reliance upon Regulation S under the Securities Act. Each shareholder who received the securities in such instance was not a United States person as defined in Regulation S. In addition, the Company did not conduct any selling efforts directed at the United States in connection with the offering. All shares of common stock issued pursuant to Regulation S included a restrictive legend indicating that the shares are being issued pursuant to Regulation S under the Securities Act and are deemed to be “restricted securities.” As a result, such recipients of the shares will not be able to resell the shares unless in accordance with Regulation S, pursuant to a registration statement, or upon reliance of an applicable exemption from registration under the Securities Act.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 50,000,000 shares of common stock, par value $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors or by a sole remaining director. Shareholders do not have preemptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries and other holdings and investments. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to shareholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing shareholders will be diluted.

As of October 30, 2010, we had a total of 48,747,600 shares of common stock outstanding.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our Articles of Incorporation and Bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our Bylaws and Articles of Incorporation, the holders of the Company’s common stock do not have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder:

●	for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or

47

●	after the expiration of the three-year period, unless:

●	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

●	if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquiror, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquiror obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquiror crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

Although we are not currently subject to these “control share” provisions since we do not conduct business directly or indirectly in Nevada and have less than 100 stockholders of record who are Nevada residents, there can be no assurance that in the future such provisions will not apply to us.

Transfer Agent And Registrar

Our independent stock transfer agent is Empire Stock Transfer Inc. Their mailing address is 1859 Whitney Mesa Dr., Henderson, NV 89014, and their phone number is (702) 974-1444.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The current Bylaws of the Company provide that the Company shall indemnify its directors and officers as permitted under Nevada law.

The Company is permitted by the Bylaws to purchase and maintain insurance and make other financial arrangements on behalf of its officers and directors against any liability and expense incurred in such capacity, whether or not the Company would have the power to indemnify such person against such liability.

48

The Company is incorporated under the laws of the State of Nevada. Section 78.7502 of the Nevada Revised Statutes provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 78.7502 further provides a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.751 of the Nevada Revised Statutes provides that discretionary indemnification under Section 78.7502 unless ordered by a court or advanced pursuant to subsection 2 of section 78.751, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made by:

●	By the stockholders;

●	By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

●	If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

●	If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to NRS Section 78.751:

49

●	does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section 78.7502 or for the advancement of expenses made pursuant to subsection 2 of section 78.751, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

●	continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On October 30, 2010, we issued 36,560,700 shares of our Common Stock to Chris Yun Sang SO, the sole shareholder of Greatmat Holdings Limited, a British Virgin Islands limited company. The total consideration for the 36,560,700 shares of our Common Stock was one share of Greatmat Holdings Limited, which is all the issued and outstanding capital stock of Greatmat Holdings Limited. The number of our shares issued to the shareholder of Greatmat Holdings Limited was determined based on an arm’s-length negotiation. The issuance of our shares to the shareholder of Greatmat Holdings Limited was made pursuant to Regulation S under the Securities Act.

We issued securities in reliance upon Regulation S under the Securities Act. Each shareholder who received the securities in such instance was not a United States person as defined in Regulation S. In addition, the Company did not conduct any selling efforts directed at the United States in connection with the offering. All shares of common stock issued pursuant to Regulation S included a restrictive legend indicating that the shares are being issued pursuant to Regulation S under the Securities Act and are deemed to be “restricted securities.” As a result, such recipients of the shares will not be able to resell the shares unless in accordance with Regulation S, pursuant to a registration statement, or upon reliance of an applicable exemption from registration under the Securities Act.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the reverse acquisition with Greatmat Holdings Limited, immediately after the Share Exchange the former shareholder of Greatmat Holdings Limited owned 75.0% of the total outstanding shares of our common stock and 75.0% of the total voting power of all our outstanding voting securities.

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ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Upon the closing of the reverse acquisition, Yau-sing TANG, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices that he held effective immediately and from his position as our director that will become effective on the tenth day following the mailing by us of an information statement, or the Information Statement, to our stockholders that complies with the requirements of Section 14f-1 of the Exchange Act. In addition, our board of directors on October 30, 2010 increased the size of our board of directors to three directors and appointed Chris Yun Sang SO, Carol Lai Ping HO and Rick Chun Wah TSE to fill the vacancies created by such resignation and increase in the size of the board, which appointments will become effective upon the effectiveness of the resignation of Yau-sing TANG on the tenth day following the mailing by us of the Information Statement to our stockholders. In addition, our sole executive officer Yau-sing TANG was replaced by Chris Yun Sang SO, Carol Lai Ping HO and Rick Chun Wah TSE upon the closing of the reverse acquisition as indicated in more detail above.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Amendments to Bylaws

On October 30, 2010, the Board of Directors of Aurum approved two changes to Aurum’s Bylaws. The Bylaws of the Company, as amended by such changes, are attached as Exhibit 3.3 to this current report and are incorporated by reference into this Item 5.03.

The first change consisted of replacing ARTICLE II, Section 8 of the Bylaws, which pertains to actions by shareholders without a meeting, with a similar provision that allows shareholders of Aurum to take action by written consent of stockholders holding at least a majority of the voting power of the corporation unless a different proportion would be required for such a vote at a meeting. This is a technical amendment to the bylaws intended to clarify what was a somewhat ambiguously drafted provision that written consents could be taken by “a majority of the shareholders of the Corporation.”

The second change to the Bylaws approved by Aurum’s Board of Directors was the addition of a new ARTICLE XIII - INDEMNIFICATION to the Bylaws which provides, among other things, that the Company shall indemnify its officers and directors, and may indemnify its employees and agents, as allowed by Nevada law. The new ARTICLE XIII also provides that the Company may advance expenses incurred by its officers and directors in defending actions against them upon receipt of an undertaking by such officer or director to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Company.

Amendment to Articles of Incorporation

The amendment of the Company’s Articles of Incorporation was filed on December 22, 2010 substantially as set forth in Exhibit 3.2 to this current report, pursuant to which the name of the Company was changed from “Aurum Explorations, Inc.” to “Greatmat Technology Corporation,” the number of authorized shares of common stock of the Company was increased from 50,000,000 to 100,000,000, and the outstanding shares of common stock of the Company were combined in a 1-for-5 reverse stock split effective December 28, 2010.

Change of Fiscal Year

The year-end for Greatmat Limited is December 31. On October 30, 2010, the Board of Directors of Aurum approved changing the fiscal year-end of Aurum from July 31 to December 31 as a result of the reverse acquisition of Greatmat Limited.

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ITEM 5.06.

CHANGE IN SHELL COMPANY STATUS

Prior to the closing of the reverse acquisition, Aurum Explorations, Inc. was a “shell company” as defined in Rule 12b-2 of the Exchange Act. As described in Item 2.01 above, which is incorporated by reference into this Item 5.06, Aurum Explorations, Inc. ceased being a shell company upon completion of the reverse acquisition on October 30, 2010.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Filed herewith are audited consolidated financial statements of Greatmat Holdings Limited and subsidiaries for the fiscal years ended December 31, 2009 and 2008 and unaudited consolidated financial statements of Greatmat Holdings Limited and subsidiaries for the six months ended June 30, 2010 and 2009 and for the nine months ended September 30, 2010 and 2009.

(b) Pro Forma Financial Information

Filed herewith is the unaudited pro forma condensed consolidated financial information of the Company and its subsidiaries as of and for the year ended December 31, 2009, as of and for the six months ended June 30, 2010 and as of and for the nine months ended September 30, 2010.

(d) Exhibits

Exhibit No.	Description

2.1	Share Exchange Agreement, dated as of October 30, 2010, among Aurum Explorations, Inc., Greatmat Holdings Limited, Chris Yun Sang SO and Yau-sing TANG filed as Exhibit 2.1 to Aurum’s Current Report on Form 8-K on November 3, 2010, and incorporated herein by reference.

3.1	Articles of Incorporation of Aurum Explorations, Inc. filed as an Exhibit to Aurum’s Annual Report on Form 10-K on October 6, 2010, and incorporated herein by reference.

3.2	Certificate of Amendment to Articles of Incorporation of the Company filed with the Nevada Secretary of State on December 22, 2010 and incorporated herein by reference.

3.3	Bylaws of Aurum Explorations, Inc. filed as Exhibit 3.2 to Aurum’s Current Report on Form 8-K on November 3, 2010, and incorporated herein by reference.

10.1	Manufacturing Agreement, dated July 30, 2004, between Greatmat Technology (HK) Limited and Yunfu Changyi Stone Factory filed as Exhibit 10.1 to Aurum’s Current Report on Form 8-K on November 3, 2010, and incorporated herein by reference.

10.2*	Damages Agreement between Greatmat Holdings Limited and Yunfu Changyi Stone Factory dated 30 December, 2011.

10.3*	Supplementary agreement to the Exclusive Manufacturing Agreement among Greatmat Technology (HK) Limited, Greatmat Holdings Limited, and Yunfu Changyi Stone Factory dated as December 30, 2011.

10.4	Stock Purchase Agreement between Aurum Explorations, Inc. and Yau-sing Tang, dated October 27, 2010, filed as an Exhibit 10.2 to Aurum’s Current Report on Form 8-K filed on November 3, 2010, and incorporated herein by reference.

21	Subsidiaries of the Company filed as Exhibit 21 to Aurum’s Current Report on Form 8-K on November 3, 2010, and incorporated herein by reference.

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2013

Greatmat Technology Corporation
(Registrant)

/s/ Chris Yun Sang SO
*Signature

Chief Executive Officer
Title

53

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US dollars)

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

1

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG

B.Soc., Sc., ACA., LL.B., CPA (Practising)

The board of directors and shareholders of

Greatmat Holdings Limited and Subsidiaries

Independent Auditor’s Report

We have audited the accompanying consolidated balance sheets of Greatmat Holdings Limited and subsidiaries as of December 31, 2009 and 2008 and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Greatmat Holdings Limited and Subsidiaries as of December 31, 2009 and 2008 and the results of its operations, changes in its stockholders’ equity, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China	Albert Wong & Co
August 31, 2010 except Note 12 and 13 which dated on December 31, 2012	Certified Public Accountants

2

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

AS AT DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

	Note	2009	2008
		(Restated)	(Restated)
ASSETS
Current assets
Cash and cash equivalents		$147,234	$60,725
Account receivables		1,928,770	720,288
Deposits, prepayments and other receivables	3	18,331	120,382
Receivables from related company	5	-	59,481

Total current assets		$2,094,335	$960,876
Property, plant and equipment, net	4	1,595,992	28,238

TOTAL ASSETS		$3,690,327	$989,114
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities

Accounts payable and accrued charges	6	496,510	16,284
Amount due to a director	8	828,269	12,840
Bills payable		-	175,432
Secured bank loan-current portion	7	115,044	26,849
Income tax payable		193,724	23,042

Total current liabilities		$1,633,547	$254,447
Provision of compensation		4,033,914	3,300,427
Secured bank loan-non-current portion	7	545,507	610,083

TOTAL LIABILITIES		$6,212,968	$4,164,957

Commitments and contingencies	11	$-	$-

See accompanying notes to consolidated financial statements

3

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS (Continued)

AS AT DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

	2009	2008
	(Restated)	(Restated)

STOCKHOLDERS’ EQUITY
	-	-
Paid-in capital	1	-
Foreign exchange reserve	(381,178)	(380,700)
Retained earnings	(2,141,464)	(2,795,143)

	$(2,522,641)	$(3,175,843)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,690,327	$989,114

See accompanying notes to consolidated financial statements

4

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

	Note	2009	2008
		(Restated)	(Restated)

Net revenues		$5,660,186	$1,965,403
Cost of sales		(3,179,824)	(1,483,812)

Gross profit		$2,480,362	$481,591
Operating expenses:
General and administrative		(1,608,091)	(1,036,343)

Operating income		$872,271	$(554,752)
Other income		-	3,969
Interest expenses		(24,868)	(18,024)

Income before income taxes		$847,403	$(568,807)

Income taxes	10	(193,724)	(23,042)

Net income		$653,679	$(591,849)

Dividend paid		-	(64,103)

Net income after dividends		653,679	(655,952)

Earnings per share:
-Basic and diluted	9	$653,679	(655,952)

Weighted average number of common stock
-Basic and diluted		1	1

See accompanying notes to consolidated financial statements

5

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

	Common stock		Foreign
	No. of shares	Amount	exchange reserve	Retained earnings	Total
				(Restated)	(Restated)

Balance, January 1, 2008	-	-	(199,892)	(2,139,191)	(2,339,083)
Net losses	-	-		(591,849)	(591,849)
Foreign exchange difference			(180,808)		(180,808)
Dividends	-	-		(64,103)	(64,103)

Balance, December 31, 2008	-	-	(380,700)	(2,795,143)	(3,175,843)

Balance, January 1, 2009	-	-	(380,700)	(2,795,143)	(3,175,843)
Additional Capital	1	1		-	1-
Net income	-	-		653,679	653,679
Foreign exchange difference			(478)		(478)

Balance, December 31, 2009	1	1	(381,178)	(2,141,464)	(2,522,641)

See accompanying notes to consolidated financial statements

6

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

	2009	2008
	(Restated)	(Restated)
Cash flows from operating activities
Net income	$653,679	$(591,849)
Depreciation	421,134	13,850
Provision of compensation	733,009	720,420
Gain on disposal of property, plant and equipment	-	(3,969)
Accounts receivables	(1,208,482)	(646,662)
Amount due from a director	(944,147)	117,321
Advances to suppliers	113,462	(113,462)
Bill receivables	-	9,563
Deposits and prepaid expenses	(11,411)	-
Receivables from a related company	59,481	(20,311)
Accounts payables	432,631	-
Bill payables	(175,432)	100,639
Accruals	47,595	(19,687)
Income taxes payable	170,682	15,631
Amount due to a director	1,759,576	12,840

Net cash provided /used by operating activities	$2,051,777	$(405,676)

Cash flows from investing activities
Purchase of property, plant and equipment	$(1,988,888)	$(32,181)
Sales proceeds of property, plant and equipment	-	8,456

Net cash used in investing activities	$(1,988,888)	$(23,725)

Cash flows from financing activities
Proceeds from stock issuance	1	-
Bank borrowings	128,205	469,231
Bank repayments	(104,586)	(13,148)
Dividend paid	-	(64,103)
Finance lease	-	(18,576)

Net cash provided by financing activities	$23,620	$373,404

	2009	2008

Net cash and cash equivalents sourced	$86,509	$(55,997)

Cash and cash equivalents–beginning of year	60,725	116,722

Cash and cash equivalents–end of year	$147,234	$60,725

See accompanying notes to consolidated financial statements

7

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Greatmat Holdings Limited (the “Company”) was incorporated on July 15, 2010 in the British Virgin Islands. The principal activity of the Company is investment holding. Details of the Company’s subsidiaries (which together with the Company are collectively referred to as the “Group”) and their principal activities as of December 31, 2009 and 2008 are stated at Note 2(b).

Inherent in the Company’s business are various risks and uncertainties, including a limited history of operations. The Company’s success will depend on the acceptance of the Company’s products and services and its ability to generate related revenue.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of these financial statements.

(b)	Principles of consolidation

The consolidated financial statements include the accounts of Greatmat Holdings Limited (the Company) and its three subsidiaries, constituting the group. The consolidated financial statements are presented in US Dollars. All significant inter-company transactions have been eliminated in consolidation. The consolidated financial statements are prepared in accordance with US GAAP.

Subsidiaries

The Company consolidates its three wholly owned subsidiaries, Greatmat Technology (China) Limited, Greatmat Technology (HK) Limited, and Greatmat Technology Limited, because it controls those entities through its 100% voting interest in them. The following sets forth information about the wholly owned subsidiaries:

8

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b) Principles of consolidation (continued)

Name of Subsidiary	Place & date of Incorporation	Equity Interest Attributable to the Company (%)	Issued Capital

Greatmat Technology (China) Limited (formerly known as Smart Chance Group Limited)	BVI/ December 8, 2008	100	US$	1

Greatmat Technology (HK) Limited	HK/May 19, 2004	100	HK$	10,000

Greatmat Technology Limited	HK/September 27, 2010	100	HK$	1

(c)	Use of estimates

The financial statements are prepared in conformity with US GAAP and require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the PRC and Hong Kong and Macau. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC and Hong Kong and Macau, and by the general state of the PRC and Hong Kong and Macau economy.

The Group’s operations in the PRC, Hong Kong and Macau are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, Hong Kong SAR, and Macau SAR and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

9

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(e)	Property, plant and equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Motor vehicle	3 years
Furniture and office equipment	5 years
Leasehold improvement	5 years
Plant and machinery	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f)	Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in FASB ASC 360. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(g)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. Bad debts are written off as incurred. During the reporting years, there were no bad debts.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(h)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group members is the HK$ for the Hong Kong incorporated companies Greatmat Technology (HK) Limited and Greatmat Technology Limited, and the US$ for the BVI incorporated company Greatmat Technology (China) Limited.

The Hong Kong Monetary Authority has pegged the Hong Kong dollar to the United States dollar at a rate of 7.8 with fluctuation from 7.75 to 7.85. This pegging system has resulted in the HKD and USD exchange rate remaining in a relatively stable range in the current moment. The risk of exchange from HKD to USD is so low that the discrepancy is small and immaterial. So it is reasonable that 1:7.8 is adopted to translate into United States dollars from Hong Kong dollars for all the financial statements.

(i)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of twelve months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong. The Group does not maintain any bank accounts in the United States of America. The cash located outside the United States is not restricted as to usage.

(j)	Revenue recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, Macau law and Hong Kong law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with and collectability is probable.

(k)	Leases

The Group did not have leases which met the criteria of a capital lease. Leases which do not qualify as capital leases are classified as operating leases. Operating lease rental payment included in administrative expenses for the years ended December 31, 2009 and 2008 were $25,371 and $24,699, respectively.

(l)	Advertising

The Group expensed all advertising costs as incurred. Advertising expenses included in the administrative and other operating expenses for the years ended December 31, 2009 and 2008 were $6,635 and nil, respectively.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(m)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable income and tax credits in the year in which they are available. Income tax liabilities are computed according to the Hong Kong SAR tax laws and Macau SAR tax laws which are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The deferred taxes are not provided.

The Company did not have any interest and penalties recognized in the income statements for the periods ended December 31, 2009 and 2008 or balance sheet as of December 31, 2009 and 2008. The Company did not have uncertainty tax positions or events leading to uncertainty tax position within the next 12 months. The Company’s 2004/05, 2005/06, 2006/07, 2007/08, 2008/09, 2009/10 Hong Kong Income Tax filings are subject to Hong Kong Inland Revenue Department examination. The Company’s 2009/10 Macau Income Tax filling is subject to Macau Financial Services Bureau examination.

(n)	Retirement benefit plans

The employees of the Group are members of the Mandatory Provident Fund Schemes operated by the government of the Hong Kong SAR. The Group is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits. The only funding obligation of the Group with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit funding included in the administrative expenses for the years ended December 31, 2009 and 2008 were $6,635 and $10,045, respectively.

(o)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within Hong Kong. Total cash in these banks at December 31, 2009 and 2008 amounted to $147,234 and $60,725 respectively, of which no deposits are covered by the United States Federal Deposit Insurance Corporation. The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions.

Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

13

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The effect of implementing of ASC Update No. 2009-05 was not material to the Company’s financial position or results of operations.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The effect of implementing of ASC Update No. 2009-12 was not material to the Company’s financial position or results of operations.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements. The Update would affect all entities that are required to make disclosures about recurring and nonrecurring fair value measurements. The Board concluded that users will benefit from improved disclosures in this Update and that the benefits of the increased transparency in financial reporting will outweigh the costs of complying with the new requirements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 30, 2010, and for interim periods within those fiscal years.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update to address implementation issues related to the changes in ownership provisions in the Consolidation—Overall Subtopic (Subtopic 810-10) of the FASB Accounting Standards Codification™, originally issued as FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Subtopic 810-10 establishes the accounting and reporting guidance for noncontrolling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.

3. DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES

Deposits, prepayments and other receivables are summarized as follow:

	2009	2008
Rent deposit	$6,920	$6,920
Advance to suppliers	-	113,462
Prepaid tax	11,309	-
Other prepayments	102	-

	$18,331	$120,382

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

4. PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

	2009		2008
At cost
Motor vehicle		$142,390	$32,181
Furniture and office equipment		16,921	16,921
Leasehold improvement		4,057	4,057
Plant and machinery	a	1,878,678	-

		$2,042,046	$53,159
Less: accumulated depreciation		(446,054)	(24,921)
		$1,595,992	$28,238

Depreciation expense included in the general administration expenses for the years ended December 31, 2009 and 2008 were $421,134 and $13,850 respectively.

5. RECEIVABLES FROM A RELATED COMPANY

Details of receivables from a related company as follows:

Name of company	Common shareholder	2009	2008

Greatmat Engineering Limited	Chris Yun Sang SO	$-	$59,481

Amount due from a related company is unsecured, interest-free, and repayable on demand.

6. ACCOUNTS PAYABLE AND ACCRUED CHARGES

	2009	2008

Trade payables	$432,631	$-
Accrued audit fee	60,000	-
Other accrued expenses	3,879	16,284

	$496,510	$16,284

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

7. BANK LOANS

	2009	2008
Bank loan
$469,231 (a)	$388,807	$464,741
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2.75% per annum below the prime rate
-fully repayable in September 2028
$192,308 (b)	163,011	172,191
-DBS Bank (Hong Kong) Limited
-interest rate: 2.25% per annum below Prime Rate
-fully repayable in February 2010
$128,205 (c)	108,733	-
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2% per annum above the prime rate
-fully repayable in June 2012

Less: Current portion	$(115,044)	$(26,849)

Non-current portion	$545,507	$610,083

(a):	The bank loan is secured by the director’s property.

(b):	The bank loan is secured by the director’s property.

(c):	The bank loan is secured by a floating charge over the director’s property and from the Government of the Hong Kong Special Administrative Region (as represented by the Director of Trade & Industry) for HKD 700,000 (US$89,744) under the Special Loan Guarantee Scheme.

8. AMOUNT DUE TO A DIRECTOR

Amount due to a director is unsecured, interest-free, and repayable on demand.

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GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

9. EARNINGS PER SHARE

The calculation of the basic earnings per share attributable to the common stock holders is based on the following data:

	2009	2008
Net income:

Net income for the purpose of basic and dilutive earnings per share	$653,679	$(655,952)

Number of shares:

Weighted average number of common stock for the purpose of basic and dilutive earnings per share	1	1

10. INCOME TAXES

(a)	The Company and its subsidiaries are subject to income taxes on an entity basis on income arising in, or derived from, the tax jurisdiction in which they operate.

Greatmat Holdings Limited, incorporated under the International Business Companies Act of the British Virgin Islands, is exempted from payment of the British Virgin Islands income taxes.

Greatmat Technology (HK) Limited and Greatmat Technology Limited, the Company’s subsidiaries incorporated in Hong Kong, are subject to Hong Kong profits tax at a rate of 16.5%.

Greatmat Technology (China) Limited, the Company’s subsidiary incorporated in British Virgin Islands, is subject to Macau profits tax at a rate of 12%.

19

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(Stated in US Dollars)

10. INCOME TAXES (Continued)

Profits tax has been provided on the estimated assessable profits for the year:

	2009	2008

Hong Kong profits tax provision	$37,093	$23,042
Macau profits tax provision	156,631	-

Tax charge	$193,724	$23,042

(b)	No deferred tax has been provided as there are no material temporary differences arising during the years ended December 31, 2009 and 2008.

11. COMMITMENTS AND CONTINGENCIES

At December 31, 2009 and 2008, the company had total minimum lease commitments under non-cancellable operating lease in respect of office premises which fall due as follow:

	2009	2008

Land and buildings:
- No later than one year	$24,791	$9,936
- Later than one year and not later than five years	10,329	-

	$35,120	$9,936

12. SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through December 31, 2012, the date these consolidated financial statements were issued and restated, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements except the following events:

1. On September 21, 2011, the Company was re-domiciled from State of Nevada to the Cayman Islands.

2. On December 30, 2011, the Company approved to dispose the three subsidiaries including Greatmat Technology Limited, Greatmat Technology (HK) Limited and Greatmat Technology (China) Limited by transferring 100% of the outstanding equity capital of these three companies being held by Greatmat Holdings Limited to Mr. Chris Yun Sang So in consideration of HK$1, HK$10,000 and US$1, respectively.

3. On December 30, 2011, Great Holdings Limited entered into a Damages Agreement with Yunfu City Yuncheng District Changyi Stone Factory (“YCYDCSF”) to bear all the damages of RMB 5,000,000 per year to YCYDCSF according to Clause 2.10 of Exclusive Manufacturing Agreement dated June 30, 2004 filed as Exhibit 10.1, Form 8-K on November 3, 2010. Greatmat Holdings Limited also entered into a Supplementary Agreement on the Exclusive Manufacturing Agreement and the Extension of the Original Agreement with YCYDCSF to extend the expiration date of the Exclusive Manufacturing Agreement from June 30, 2009 to June 30, 2014.

4. On July 30, 2012, the Company approved Share Exchange Agreement between the Company and Mr. Chris Yun Sang So. According to the Share Exchange Agreement, Mr. So transferred all the Company common stock held by him to the Company in consideration of 100% common stock of Greatmat Holdings Limited.

13. RESTATEMENT

The management has changed their estimation that an annual compensation according to the Exclusive Manufacturing Agreement dated on June 30, 2004, and the following damage compensation and 5 years extension agreements will need to be provided. Therefore, the company prepares provisions to cover this expense according to the estimated changes. Under ASC 250 Accounting Change and Error Corrections, the company provided the following restatement.

CONSOLIDATED BALANCE SHEETS

ITEMS	Dec 31, 2008	Dec 31, 2008
	Original	Restated

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$254,447	$254,447
Secured bank loan-non-current portion	610,083	610,083
Provision of compensation	0	3,300,427
TOTAL LIABILITIES	$864,530	$4,164,957

STOCKHOLDERS’ EQUITY
Retained earnings	124,584	(2,795,143)
Foreign exchange reserves	0	(380,700)
Total Stockholders’ Equity	$124,584	$(3,175,843)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$989,114	$989,114

As a result of the restatement of the consolidated balance sheet as of December 31, 2008, the provision of compensation increased from $0 to $3,300,427. The total liabilities increased from $864,530 to $4,164,957. The retained earnings decreased from $124,584 to $(2,795,143), In addition, the foreign exchange reserves increased from 0 to $(380,700), the total stockholders’ equity decreased from $124,584 to $(3,175,843). The total assets, total liabilities and stockholders’ equity have no changes.

ITEMS	Dec 31, 2009	Dec 31, 2009
	Original	Restated

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$1,633,547	$1,633,547
Secured bank loan-non-current portion	545,507	545,507
Provision of compensation	0	4,033,914
TOTAL LIABILITIES	$2,179,054	$6,212,968

STOCKHOLDERS’ EQUITY
Paid-in capital	$1	$1
Retained earnings	1,511,272	(2,141,464)
Foreign exchange reserves	0	(381,178)
Total Stockholders’ Equity	$1,511,272	$(2,522,641)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,690,327	$3,690,327

As a result of the restatement of the consolidated balance sheet as of December 31, 2009, the provision of compensation increased from $0 to $4,033,914. The total liabilities increased from $2,179,054 to $6,212,968. The retained earnings decreased from $1,511,272 to $(2,141,464), In addition, the foreign exchange reserves increased from 0 to $(381,178), the total stockholders’ equity decreased from $1,511,272 to $(2,522,641). The total assets, total liabilities and stockholders’ equity have no changes.

CONSOLIDATED STATEMENTS OF INCOME

ITEMS		For the year ended Dec 31, 2008	For the year ended Dec 31, 2008
		Original	Restated
Operating expenses:
General and administrative		(315,923)	(1,036,343)

Operating income/(loss)		$165,668	$(554,752)
Other income		3,969	3,969
Interest expenses		(18,024)	(18,024)

Income before income taxes		$151,613	$(568,807)

Income taxes	10	(23,042)	(23,042)

Net income/(loss)		$128,671	$(591,849)

Dividend paid		(64,103)	(64,103)

Net income after dividends		68,468	(655,952)

Earnings per share:
-Basic and diluted	9	$68,468	(655,952)

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the year ended December 31, 2008, the general and administrative expenses increased from $315,923 to $1,036,343. Operating income decreased from $165,668 to $(554,752). Income before income taxes decreased from $151,613 to $(568,807). Net income decreased from $128,671 to $(591,849). Net income after dividends decreased from $68,468 to $(655,952). The Basic and diluted earnings per share decreased from $68,468 to $(655,952) accordingly.

ITEMS		For the year ended Dec 31, 2009	For the year ended Dec 31, 2009
		Original	Restated
Operating expenses:
General and administrative		(875,082)	(1,608,091)

Operating income/(loss)		$1,605,280	$872,271
Other income		-	-
Interest expenses		(24,868)	(24,868)

Income before income taxes		$1,580,412	$847,403

Income taxes	10	(193,724)	(193,724)

Net income/(loss)		$1,386,688	$653,679

Dividend paid		-	-

Net income after dividends		1,386,688	653,679

Earnings per share:
-Basic and diluted	9	$1,386,688	653,679

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the year ended December 31, 2009, the general and administrative expenses increased from $875,082 to $1,608,091. Operating income decreased from $1,605,280 to $872,271. Income before income taxes decreased from $1,580,412 to $847,403. Net income decreased from $1,386,688 to $653,679. Net income after dividends decreased from $1,386,688 to $653,679. The Basic and diluted earnings per share decreased from $1,386,688 to $653,679 accordingly.

CONSOLIDATED STATEMENTS OF CASH FLOW

ITEMS	For the year ended Dec 31, 2008	For the year ended Dec 31, 2008
	Original	Restated
Cash flows from operating activities
Net income	$128,571	$(591,849)

Provision of compensation	0	720,420

As a result of the restatement of the consolidated cash flow for the year ended December 31, 2008, the net income decreased $128,571 from to$(591,849) which was offset by the increase of provision of compensation from $0 to 720,420. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

ITEMS	For the year ended Dec 31, 2009	For the year ended Dec 31, 2009
	Original	Restated
Cash flows from operating activities
Net income	$1,386,688	$653,679

Provision of compensation	0	733,009

As a result of the restatement of the consolidated cash flow for the year ended December 31, 2009, the net income decreased from $1,386,688 to $653,679 which was offset by the increase of provision of compensation from $0 to 733,009. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

20

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US dollars)

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

CONTENTS	PAGES

CONSOLIDATED BALANCE SHEETS	2 – 3

CONSOLIDATED STATEMENTS OF INCOME	4 - 5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	6

CONSOLIDATED STATEMENTS OF CASH FLOWS	7 – 8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	9 – 25

1

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS
AS AT JUNE 30, 2010 AND DECEMBER 31, 2009
(Stated in US Dollars)

		June 30, 2010	December 31, 2009
	Note	(Restated, Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents		$65,333	$147,234
Account receivables		4,086,047	1,928,770
Deposits, prepayments and other receivables	3	7,022	18,331

Total current assets		$4,158,402	$2,094,335
Property, plant and equipment, net	4	1,386,632	1,595,992

TOTAL ASSETS		$5,545,034	$3,690,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities

Accounts payable and accrued charges	6	1,501,587	496,510
Amount due to a director	8	9,073	828,269
Secured bank loan-current portion	7	289,472	115,044
Income tax payable		372,610	193,724

Total current liabilities		$2,172,742	$1,633,547
Provision of compensation		4,419,173	4,033,914
Secured bank loan-non-current portion	7	614,312	545,507

TOTAL LIABILITIES		$7,206,227	$6,212,968

Commitments and contingencies	11	$-	$-

See accompanying notes to consolidated financial statements

2

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS (Continued)

AS AT JUNE 30, 2010 AND DECEMBER 31, 2009

(Stated in US Dollars)

	June 30, 2010	December 31, 2009
	(Restated, Unaudited)	(Audited)
STOCKHOLDERS’ EQUITY
		-
Paid-in capital	1	1
Foreign exchange reserve	(399,718)	(381,178)
Retained earnings	(1,261,476)	(2,141,464)

	$(1,661,193)	$(2,522,641)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,545,034	$3,690,327

See accompanying notes to consolidated financial statements

3

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

		For the six months ended June 30
	Note	2010	2009
		(Restated)	(Restated)
Net revenues		$4,789,722	$2,678,509
Cost of sales		(2,837,521)	(1,599,374)

Gross profit		$1,952,201	$1,079,135
Operating expenses:
General and administrative		(743,796)	(813,799)

Operating income		$1,208,405	$265,336
Interest expenses		(17,077)	(12,242)

Income before income taxes		$1,191,328	$253,094

Income taxes	10	(195,955)	(74,733)

Net income		$995,373	$178,361

Earnings per share:
-Basic and diluted	9	$995,373	178,361

Weighted average number of common stock
-Basic and diluted		1	1

See accompanying notes to consolidated financial statements

4

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

		For the three months ended June 30
	Note	2010	2009
		(Restated)	(Restated)
Net revenues		$2,461,889	$1,505,741
Cost of sales		(1,466,824)	(857,269)

Gross profit		$995,065	$648,472
Operating expenses:
General and administrative		(383,372)	(402,118)

Operating income		$611,693	$246,354
Interest expenses		(8,241)	(5,130)

Income before income taxes		$603,452	$241,224

Income taxes	10	(100,951)	(53,018)

Net income		$502,501	$188,206

Earnings per share:
-Basic and diluted	9	$502,501	188,206

Weighted average number of common stock
-Basic and diluted		1	1

See accompanying notes to consolidated financial statements

5

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009

AND SIX MONTHS ENDED JUNE 30, 2010

(Stated in US Dollars)(Unaudited)

	Common stock		Foreign
	No. of shares	Amount	exchange reserve	Retained earnings	Total
			(Restated)	(Restated)	(Restated)
Balance, January 1, 2009	-	-	(380,700)	(2,795,143)	(3,175,843)
Additional Capital	1	1		-	1-
Net income	-	-		653,679	653,679
Foreign exchange difference			(478)		(478)

Balance, December 31, 2009	1	1	(381,178)	(2,141,464)	(2,522,641)

Balance, January 1, 2010	-	-	(381,178)	(2,141,464)	(2,522,641)
Additional Capital	1	1
Net income	-	-		995,373	995,373
Foreign exchange difference			(18,540)		(18,540)
Devidend				(115,385)	(115,385)

Balance, June 30, 2010	1	1	(399,718)	(1,261,476)	(1,661,193)

See accompanying notes to consolidated financial statements

6

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

	For the six months ended June 30
	2010	2009
	(Restated)	(Restated)
Cash flows from operating activities
Net income	$995,373	$178,361

Depreciation	209,360	210,567

Provision of compensation	366,719	366,435
Accounts receivables	(2,157,276)	(270,009)
Advances to suppliers	-	113,462
Bill receivables	-	-
Deposits and prepaid expenses	11,309	-
Receivables from a related company	-	1,206
Accounts payables	1,008,956	134,671
Bill payables	-	(175,432)
Accruals	(3,879)	24,461
Income taxes payable	178,885	51,691
Amount due to a director	(819,196)	1,308,879

Net cash provided /used by operating activities	$(209,749)	$1,944,292

Cash flows from investing activities
Purchase of property, plant and equipment	$-	$(1,988,887)
Sales proceeds of property, plant and equipment

Net cash used in investing activities	$-	$(1,988,887)

Cash flows from financing activities
Proceeds from stock issuance	-	1
Bank borrowings	664,100	128,205
Bank repayments	(420,867)	(13,763)
Dividends paid	(115,385)	-

Net cash provided by financing activities	$127,848	$114,443

See accompanying notes to consolidated financial statements

7

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

	For the six months ended June 30
	2010	2009

Net cash and cash equivalents sourced	$(81,901)	$69,848

Cash and cash equivalents–beginning of period	147,234	60,725

Cash and cash equivalents–end of period	$65,333	$130,573

See accompanying notes to consolidated financial statements

8

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Greatmat Holdings Limited (the “Company”) was incorporated on July 15, 2010 in the British Virgin Islands. The principal activity of the Company is investment holding. Details of the Company’s subsidiaries (which together with the Company are collectively referred to as the “Group”) and their principal activities as of June 30, 2010 and December 31, 2009 are stated at Note 2(b).

Inherent in the Company’s business are various risks and uncertainties, including a limited history of operations. The Company’s success will depend on the acceptance of the Company’s products and services and its ability to generate related revenue.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of these financial statements.

(b)	Principles of consolidation

The consolidated financial statements include the accounts of Greatmat Holdings Limited (the Company) and its three subsidiaries, constituting the group. The consolidated financial statements are presented in US Dollars. All significant inter-company transactions have been eliminated in consolidation. The consolidated financial statements are prepared in accordance with US GAAP.

9

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Principles of consolidation (continued)

Subsidiaries

The Company consolidates its three wholly owned subsidiaries, Greatmat Technology (China) Limited, Greatmat Technology (HK) Limited and Greatmat Technology Limited, because it controls those entities through its 100% voting interest in them. The following sets forth information about the wholly owned subsidiaries:

Name of Subsidiary	Place & date of Incorporation	Equity Interest Attributable to the Company (%)	Issued Capital

Amended at May 3, 2010 Greatmat Technology (China) Limited (formerly known as Smart Chance Group Limited)	BVI/ December 8, 2008	100	US$	1

Greatmat Technology (HK) Limited	HK/May 19, 2004	100	HK$	10,000

Greatmat Technology Limited	HK/September 27, 2010	100	HK$	1

10

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The financial statements are prepared in conformity with US GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the PRC and Hong Kong and Macau. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC and Hong Kong and Macau, and by the general state of the PRC and Hong Kong and Macau economy.

The Group’s operations in the PRC, Hong Kong and Macau are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, Hong Kong SAR, and Macau SAR and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Property, plant and equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Motor vehicle	3 years
Furniture and office equipment	5 years
Leasehold improvement	5 years
Plant and machinery	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

11

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in FASB ASC 360. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(g)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. Bad debts are written off as incurred. During the reporting periods, there were no bad debts.

(h)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group members is the HK$ for the Hong Kong incorporated companies Greatmat Technology (HK) Limited and Greatmat Technology Limited, and the US$ for the BVI incorporated company Greatmat Technology (China) Limited.

The Hong Kong Monetary Authority has pegged the Hong Kong dollar to the United States dollar at a rate of 7.8 with fluctuation from 7.75 to 7.85. This pegging system has resulted in the HKD and USD exchange rate remaining in a relatively stable range in the current moment. The risk of exchange from HKD to USD is so low that the discrepancy is small and immaterial. So it is reasonable that 1:7.8 is adopted to translate into United States dollars from Hong Kong dollars for all the financial statements.

(i)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of twelve months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong. The Group does not maintain any bank accounts in the United States of America. The cash located outside the United States is not restricted as to usage.

12

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Revenue recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, Macau Law and Hong Kong law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with and collectability is probable.

(k)	Leases

The Group did not have leases which met the criteria of a capital lease. Leases which do not qualify as capital leases are classified as operating leases. Operating lease rental payment included in administrative expenses for the six months ended June 30, 2010 and 2009 were $12,928 and $12,548, respectively.

(l)	Advertising

The Group expensed all advertising costs as incurred. Advertising expenses included in the administrative and other operating expenses for the six months ended June 30, 2010 and 2009 were nil and $6,635, respectively.

(m)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable income and tax credits in the year in which they are available. Income tax liabilities are computed according to the Hong Kong SAR tax laws and Macau SAR tax laws which are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The deferred taxes are not provided.

The Company did not have any interest and penalties recognized in the income statements for the six months ended June 30, 2010 and 2009 or balance sheet as of June 30, 2010 and December 31, 2009. The Company did not have uncertainty tax positions or events leading to uncertainty tax positions within the next 12 months. The Company’s 2004/05, 2005/06, 2006/07, 2007/08, 2008/09, 2009/10 Hong Kong Income Tax filings are subject to Hong Kong Inland Revenue Department examination. The Company’s 2009/10 Macau Income Tax filling is subject to Macau Financial Services Bureau examination.

13

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)	Retirement benefit plans

The employees of the Group are members of the Mandatory Provident Fund Schemes operated by the government of the Hong Kong SAR. The Group is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits. The only funding obligation of the Group with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit funding included in the administrative expenses for the six months ended June 30, 2010 and 2009 were $4,423 and $2,676, respectively.

(o)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within Hong Kong. Total cash in these banks at June 30, 2010 and December 31, 2009 amounted to $65,333 and $147,234, respectively, of which no deposits are covered by the United States Federal Deposit Insurance Corporation. The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(p)	Recent accounting pronouncements

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

14

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

15

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The effect of implementing of ASC Update No. 2009-05 was not material to the Company’s financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The effect of implementing of ASC Update No. 2009-12 was not material to the Company’s financial position or results of operations.

16

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements. The Update would affect all entities that are required to make disclosures about recurring and nonrecurring fair value measurements. The Board concluded that users will benefit from improved disclosures in this Update and that the benefits of the increased transparency in financial reporting will outweigh the costs of complying with the new requirements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 30, 2010, and for interim periods within those fiscal years.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update to address implementation issues related to the changes in ownership provisions in the Consolidation—Overall Subtopic (Subtopic 810-10) of the FASB Accounting Standards Codification™, originally issued as FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Subtopic 810-10 establishes the accounting and reporting guidance for noncontrolling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.

17

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

3.	DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES

Deposits, prepayments and other receivables are summarized as follow:

	June 30, 2010	December 31, 2009
Rent deposit	$6,920	$6,920
Prepaid tax	-	11,309
Other prepayments	102	102

	$7,022	$18,331

4.	PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

	June 30, 2010	December 31, 2009
At cost
Motor vehicle	$142,390	$142,390
Furniture and office equipment	16,921	16,921
Leasehold improvement	4,057	4,057
Plant and machinery	1,878,678	1,878,678

	$2,042,046	$2,042,046
Less: accumulated depreciation	(655,414)	(446,054)
	$1,386,632	$1,595,992

Depreciation expense included in the general administration expenses for the six months ended June 30, 2010 and 2009 were $209,360 and $210,567, respectively.

5. DIVIDENDS

On June 28, 2010, the board of directors of Greatmat Technology (HK) Limited declared a cash dividend of $115,385 (HK$900,000) per share, payable on June 28, 2010, to shareholders of record on June 28, 2010. This dividend distribution did not violate any covenants associated with the company’s existing loans.

18

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

6.	ACCOUNTS PAYABLE AND ACCRUED CHARGES

	June 30, 2010	December 31, 2009

Trade payables	$1,441,587	$432,631
Accrued audit fee	60,000	60,000
Other accrued expenses	-	3,879

	$1,501,587	$496,510

7.	BANK LOANS

	June 30, 2010	December 31,
	(Restated)	2009
Bank loan
$469,231 (a)	$380,587	$388,807
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2.75% per annum below the prime rate
-fully repayable in September 2028
-$198,718 (a)	185,944	-
- interest rate: 0.75% per annum above the higher of (1) the bank’s prime rate or (2) 0.5% per annum plus the one-month Hong Kong Interbank Offered Rate
-for commercial letters of credit and related short-term commitments
-fully repayable on collection of accounts, usually within 85 days

$192,308 (b)	-	163,011
-DBS Bank (Hong Kong) Limited
-interest rate: 2.25% per annum below Prime Rate
-fully repayable in February 2010

$128,205 (c)	88,522	108,733
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2% per annum above the prime rate
-fully repayable in June 2012

$269,231 (d)	248,731	-
-Wing Hang Bank Limited
-interest rate: 4.75%
-fully repayable in February 2016

Less: Current portion	$(289,472)	$(115,044)

Non-current portion	$614,312	$545,507

19

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

7.	BANK LOAN (Continued)
	(a):	The bank loan is comprised of a term loan with an original principal amount of $469,231 and a renewable trade line of credit facility with a maximum principal amount of $198,718. This loan is secured by the director’s property.

(b):	The bank loan is secured by the director’s property. The loan was paid off on February 3, 2010.
(c):	The bank loan is secured by a floating charge over the director’s property and from the Government of the Hong Kong Special Administrative Region (as represented by the Director of Trade & Industry) for HKD 700,000 (US$89,744) under the Special Loan Guarantee Scheme.

(d):	The bank loan is secured by the director’s property under the Special Loan Guarantee Scheme from the Government of the Hong Kong Special Administrative Region.
8.	AMOUNT DUE TO A DIRECTOR

Amount due to a director is unsecured, interest-free, and repayable on demand.

9.	EARNINGS PER SHARE

The calculation of the basic earnings per share attributable to the common stock holders is based on the following data:

	June 30, 2010 (Restated)	December 31, 2009
Net income:

Net income for the purpose of basic and dilutive earnings per share	$995,373	$653,679

Number of shares:

Weighted average number of common stock for the purpose of basic and dilutive earnings per share	1	1

10.	INCOME TAXES

(a)	The Company and its subsidiaries are subject to income taxes on an entity basis on income arising in, or derived from, the tax jurisdiction in which they operate.

Greatmat Holdings Limited, incorporated under the International Business Companies Act of the British Virgin Islands, is exempted from payment of the British Virgin Islands income taxes.

Greatmat Technology (HK) Limited and Greatmat Technology Limited, the Company’s subsidiaries incorporated in Hong Kong, are subject to Hong Kong profits tax at a rate of 16.5%.

20

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

10.	INCOME TAXES (Continued)

Greatmat Technology (China) Limited, the Company’s subsidiary incorporated in British Virgin Islands, is subject to Macau profits tax at a rate of 12%.

Profits tax has been provided on the estimated assessable profits for the year:

	June 30, 2010	December 31, 2009
	(Restated)

Hong Kong profits tax provision	$45,651	$37,093
Macau profits tax provision	150,304	156,631

Tax charge	$195,955	$193,724

(b)	No deferred tax has been provided as there are no material temporary differences arising during the six months ended June 30, 2010 and the year ended December 31, 2009.

11.	COMMITMENTS AND CONTINGENCIES

At June 30, 2010 and December 31, 2009, the company had total minimum lease commitments under non-cancellable operating lease in respect of office premises which fall due as follow:

	June 30, 2010	December 31, 2009

Land and buildings:
- No later than one year	$24,791	$24,791
- Later than one year and not later than five years	-	10,329

	$24,791	$35,120

12.	SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through December 31, 2012, the date these consolidated financial statements were issued and restated, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements except the following events:

1. On September 21, 2011, the Company was re-domiciled from State of Nevada to the Cayman Islands.

2. On December 30, 2011, the Company approved to dispose the three subsidiaries including Greatmat Technology Limited, Greatmat Technology (HK) Limited and Greatmat Technology (China) Limited by transferring 100% of the outstanding equity capital of these three companies being held by Greatmat Holdings Limited to Mr. Chris Yun Sang So in consideration of HK$1, HK$10,000 and US$1, respectively.

3. On December 30, 2011, Great Holdings Limited entered into a Damages Agreement with Yunfu City Yuncheng District Changyi Stone Factory (“YCYDCSF”) to bear all the damages of RMB 5,000,000 per year to YCYDCSF according to Clause 2.10 of Exclusive Manufacturing Agreement dated June 30, 2004 filed as Exhibit 10.1, Form 8-K on November 3, 2010. Greatmat Holdings Limited also entered into a Supplementary Agreement on the Exclusive Manufacturing Agreement and the Extension of the Original Agreement with YCYDCSF to extend the expiration date of the Exclusive Manufacturing Agreement from June 30, 2009 to June 30, 2014.

4. On July 30, 2012, the Company approved Share Exchange Agreement between the Company and Mr. Chris Yun Sang So. According to the Share Exchange Agreement, Mr. So transferred all the Company common stock held by him to the Company in consideration of 100% common stock of Greatmat Holdings Limited.

13.	RESTATEMENT

The Company’s management has discovered that certain bank loans (short-term & long-term) and certain costs of sales were mistakenly understated by $394,869 owing to the off-set effect from the procurement by cash and accounts receivable and the omission of a bank loan recorded in the ledger. It was determined that the Company should restate the balance sheet, statements of incomes, shareholders’ equity and cash flow for the period ended June 30, 2010 to reflect the corrected amount of relevant changes. The effect of these changes is stated in the restated (1).

The management has changed their estimation that an annual compensation according to the Exclusive Manufacturing Agreement dated on June 30, 2004, and the following damage compensation and 5 years extension agreements will need to be provided. Therefore, the company prepares provisions to cover this expense according to the estimated changes. Under ASC 250 Accounting Change and Error Corrections, the company provided these changes in restated (2).

21

CONSOLIDATED BALANCE SHEETS

ITEMS	Dec 31, 2009	Dec 31, 2009
	Original	Restated(2)

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$1,633,547	$1,633,547
Secured bank loan-non-current portion	545,507	545,507
Provision of compensation	0	4,033,914
TOTAL LIABILITIES	$2,179,054	$6,212,968

STOCKHOLDERS’ EQUITY
Paid-in capital	$1	$1
Retained earnings	1,511,272	(2,141,464)
Foreign exchange reserves	0	(381,178)
Total Stockholders’ Equity	$1,511,272	$(2,522,641)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,690,327	$3,690,327

As a result of the restatement of the consolidated balance sheet as of December 31, 2009, the provision of compensation increased from $0 to $4,033,914. The total liabilities increased from $2,179,054 to $6,212,968. The retained earnings decreased from $1,511,272 to $(2,141,464), In addition, the foreign exchange reserves increased from 0 to $(381,178), the total stockholders’ equity decreased from $1,511,272 to $(2,522,641). The total assets, total liabilities and stockholders’ equity have no changes.

ITEMS	June 30, 2010	June 30, 2010	June 30, 2010
	Original	Restated(1)	Restated(2)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities

Secured bank loan-current portion	135,187	289,472	289,472
Income tax payable	419,994	372,610	372,610

Total current liabilities	$2,065,841	$2,172,742	$2,172,742
Secured bank loan-non-current portion	373,728	614,312	614,312
Provision of compensation	-	-	4,419,173
TOTAL LIABILITIES	$2,439,569	$2,787,054	$7,206,227

STOCKHOLDERS’ EQUITY
Retained earnings	3,105,464	2,757,979	(1,261,476)
Foreign exchange reserve	-	-	(399,718)
Total Stockholders’ Equity	$3,105,465	$2,757,980	$(1,661,193)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,545,034	$5,545,034	$5,545,034

As a result of the restatement(1) of the consolidated balance sheet as of June 30, 2010, the secured bank loan-current portion increased from $135,187 to $289,472; the secured bank loan non-current portion increased from $373,728 to $614,312. In addition, the income tax payable decreased from $419,994 to $372,610. The total liabilities increased from $2,439,569 to $2,787,054. The retained earnings decreased from $3,105,464 to $2,757,979, the total stockholders’ equity decreased from $3,105,465 to $2,757,980. The total assets, total liabilities and stockholders’ equity have no changes.

As a result of the restatement(2) of the consolidated balance sheet as of December 31, 2010, the provision of compensation increased from $0 to $4,419,173. The total liabilities increased from $2,787,054 to $7,206,227. The retained earnings decreased from $2,757,979 to $(1,261,476), In addition, the foreign exchange reserves increased from 0 to $(399,718), the total stockholders’ equity decreased from $2,757,979 to $(1,661,193), The total assets, total liabilities and stockholders’ equity have no changes.

ITEMS		For the 6 months ended Jun 30, 2009	For the 6 months ended Jun 30, 2009
		Original	Restated(2)
Operating expenses:
General and administrative		(447,364)	(813,799)

Operating income		$631,771	$265,336
Other income		0	0
Interest expenses		(12,242)	(12,242)

Income before income taxes		$619,529	$253,094

Income taxes	10	(74,733)	(74,733)

Net income		$544,796	$178,361

Earnings per share:
-Basic and diluted	9	$544,796	$178,361

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement(2) of the consolidated statement of income for the six months ended June 30, 2009, the general and administrative expenses increased from $447,364 to $813,799. Operating income decreased from $631,771 to $265,336. Income before income taxes decreased from $619,529 to $253,094. Net income decreased from $544,796 to $178,361. The Basic and diluted earnings per share decreased from $544,796 to $178,361 accordingly.

ITEMS		For the 3months ended June 30, 2009	For the 3 months ended June 30, 2009
		Original	Restated(2)
Operating expenses:
General and administrative		(218,799)	(402,118)

Operating income		$429,673	$246,354
Other income		-	-
Interest expenses		(5,130)	(5,130)

Income before income taxes		$424,543	$241,224

Income taxes	10	(53,018)	(53,018)

Net income		$371,525	$188,206

Earnings per share:
-Basic and diluted	9	$371,525	$188,206

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement(2) of the consolidated statement of income for the three months ended June 30, 2009, the general and administrative expenses increased from $218,799 to $402,118. Operating income decreased from $429,673 to $246,354. Income before income taxes decreased from $424,543 to $241,224. Net income decreased from $371,525 to $188,206. The Basic and diluted earnings per share decreased from $371,525 to $188,206 accordingly.

22

CONSOLIDATED STATEMENTS OF INCOME

ITEMS	For the six months ended
	June 30, 2010	June 30, 2010	June 30, 2010
	Original	Restated(1)	Restated(2)
Net revenues	$4,789,722	$4,789,722	$4,789,722
Cost of sales	(2,442,652)	(2,837,521)	(2,837,521)

Gross profit	$2,347,070	$1,952,201	$1,952,201
Operating expenses:
General and administrative	(377,077)	(377,077)	(743,796)

Operating income	$1,969,993	$1,575,124	$1,208,405
Interest expenses	(17,077)	(17,077)	(17,077)

Income before income taxes	$1,952,916	$1,558,047	$1,191,328

Income taxes	(243,339)	(195,955)	(195,955)

Net income	$1,709,577	$1,362,092	$995,373

Earnings per share:
-Basic and diluted	$1,709,577	$1,362,092	$995,373

Weighted average number of common stock
-Basic and diluted	1	1	1

As a result of the restatement(1) of the income statements for the six months ended June 30, 2010, the cost of sales increased from to $2,442,652 to $2,837,521. The gross profits decreased from $2,347,070 to $1,952,201. The operating income decreased from $1,969,993 to $1,575,124. The income before income taxes decreased from 1,952,916 to 1,558,047. Income taxes decreased from $243,339 to $195,955. The net income after income tax decreased from $1,709,577 to 1,362,092.

As a result of the restatement(2) of the consolidated statement of income for the six months ended June 30, 2010, the general and administrative expenses increased from $377,077 to $743,796. Operating income decreased from $1,575,724 to $1,208,405. Income before income taxes decreased from $1,558,047 to $1,198,328. Net income decreased from $1,362,092 to $995,373. The Basic and diluted earnings per share decreased from $1,362,092 to $995,373 accordingly.

23

CONSOLIDATED STATEMENTS OF INCOME

ITEMS		For the three months ended
		June 30, 2010	June 30, 2010	June 30, 2010
		Original	Restated(1)	Restated(2)
Net revenues		$2,461,889	$2,461,889	$2,461,889
Cost of sales		(1,071,955)	(1,466,824)	(1,466,824)

Gross profit		$1,380,934	$995,065	$995,065
Operating expenses:
General and administrative		(199,956)	(199,956)	(383,372)

Operating income		$1,189,978	$795,109	$611,693
Interest expenses		(8,241)	(8,241)	(8,241)

Income before income taxes		$1,181,737	$786,868	$605,452

Income taxes	10	(148,335)	(100,951)	(100,951)

Net income		$1,033,402	$685,917	$502,561

Earnings per share:
-Basic and diluted	9	$1,033,402	$685,917	$502,561

Weighted average number of common stock
-Basic and diluted		1	1	1

As a result of the restatement(1) of the consolidated statements of income for the three months ended June 30, 2010, the cost of sales increased from to $1,071,955 to $1,466,824. The gross profits decreased from $1,380,934 to $995,065. The operating income decreased from $1,189,978 to $795,109. The income before income taxes decreased from 1,181,737 to 786,868. Income taxes decreased from $148,335 to $100,951. The net income after income tax decreased from $1,033,402 to 685,917.

As a result of the restatement(2) of the consolidated statement of income for the three months ended June 30, 2010, the general and administrative expenses increased from $199,956 to $382,372. Operating income decreased from $795,109 to $611,693. Income before income taxes decreased from $786,868 to $603,452. Net income decreased from $685,917 to $502,561. The Basic and diluted earnings per share decreased from $685,917 to $502,561 accordingly.

24

CONSOLIDATED STATEMENTS OF CASH FLOW

ITEMS	For the 6 months ended Jun 30, 2009	For the 6 months ended Jun 30, 2009
	Original	Restated(2)
Cash flows from operating activities
Net income	$868,585	$318,885

Provision of compensation	0	549,700

As a result of the restatement(2) of the consolidated cash flow for the six months ended June 30, 2009, the net income decreased from $868,585 to$318,885which was offset by the increase of provision of compensation from $0 to 549,700. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

CONSOLIDATED STATEMENTS OF CASH FLOW

ITEMS	For the six months ended June 30
	2010	2010	2010
	Original	Restated(1)	Restated(2)
Cash flows from operating activities
Net income	$1,709,577	$1,362,092	$995,373
Depreciation	209,360	209,360	209,360
Provision of compensation	-	-	366,719
Accounts receivables	(2,157,276)	(2,157,276)	(2,157,276)
Advances to suppliers	-	-	-
Bill receivables	-	-	-
Deposits and prepaid expenses	11,309	11,309	11,309
Receivables from a related company	-	-	-
Accounts payables	1,008,956	1,008,956	1,008,956
Bill payables	-	-	-
Accruals	(3,879)	(3,879)	(3,879)
Income taxes payable	226,269	178,885	178,885
Amount due to a director	(819,196)	(819,196)	(819,196)

Net cash provided /used by operating activities	$185,120	$(209,749)	$(209,749)

Cash flows from investing activities
Purchase of property, plant and equipment	$-	$-	$-
Sales proceeds of property, plant and equipment

Net cash used in investing activities	$-	$-	$-

Cash flows from financing activities
Proceeds from stock issuance	-	-	-
Bank borrowings	269,231	664,100	664,100
Bank repayments	(420,867)	(420,867)	(420,867)
Dividends paid	(115,385)	(115,385)	(115,385)

Net cash provided by financing activities	$(267,021)	$127,848	$127,848

As a result of restatement(1) of consolidated statements of cash flow for the six months ended June 30, 2010, the net income decreased from $1,709,577 to $1,362,092, income tax payable decreased from $226,269 to $178,885. The net cash provided/used by operating activities decreased from $185,120 to $(209,749). The borrowing from banks increased from $269,231 to $664,100. The net cash provided by financing activities increased from $(267,021) to $127,848. There were no changes in net cash and cash equivalents sourced for the six months ended June 20, 2010.

As a result of the restatement(2) of the consolidated cash flow for the six months ended June 30, 2010, the net income decreased from $1,362,092 to$995,373which was offset by the increase of provision of compensation from $0 to 366,719. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

25

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US dollars)

GREATMAT HOLDINGS LIMITED AND SUBSIDIARIES

CONTENTS	PAGES

CONSOLIDATED BALANCE SHEETS	2 – 3

CONSOLIDATED STATEMENTS OF INCOME	4 - 5

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	6

CONSOLIDATED STATEMENTS OF CASH FLOWS	7 – 8

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	9 – 21

1

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

AS AT SEPTEMBER 30, 2010 AND DECEMBER 31, 2009

(Stated in US Dollars)

		September 30, 2010 Restated	December 31, 2009 Restated
	Note		(Audited)
ASSETS
Current assets
Cash and cash equivalents		$81,155	$147,234
Account receivables		5,644,208	1,928,770
Deposits, prepayments and other receivables	3	7,022	18,331

Total current assets		$5,732,385	$2,094,335
Property, plant and equipment, net	4	1,281,221	1,595,992

TOTAL ASSETS		$7,013,606	$3,690,327

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities

Accounts payable and accrued charges	6	1,335,629	496,510
Amount due to a director	8	1,582	828,269
Secured bank loan-current portion	7	303,289	115,044
Income tax payable		581,143	193,724

Total current liabilities		$2,221,643	$1,633,547
Provision of compensation		4,679,475	4,033,914

Secured bank loan-non-current portion	7	579,277	545,507

TOTAL LIABILITIES		$7,480,395	$6,212,968

Commitments and contingencies	11	$-	$-

See accompanying notes to consolidated financial statements

2

GREATMAT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS (Continued)

AS AT SEPTEMBER 30, 2010 AND DECEMBER 31, 2009

(Stated in US Dollars)

	September 30, 2010 Restated	December 31, 2009 Restated
		(Audited)
STOCKHOLDERS’ EQUITY
		-
Paid-in capital	1	1
Foreign exchange reserve	(475,131)	(381,178)
Retained earnings	8,341	(2,141,464)

	$(466,789)	$(2,552,641)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,013,606	$3,690,327

See accompanying notes to consolidated financial statements

3

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

		For the nine months ended September 30
	Note	2010	2009
		Restated	Restated
Net revenues		$8,334,100	$4,110,970
Cost of sales		(4,520,010)	(2,446,460)

Gross profit		$3,814,090	$1,664,510
Operating expenses:
General and administrative		(1,120,629)	(1,205,204)

Operating income		$2,693,461	$459,306
Interest expenses		(23,783)	(18,787)

Income before income taxes		$2,669,678	$440,519

Income taxes	10	(404,488)	(121,634)

Net income		$2,265,190	$318,885

Earnings per share:
-Basic and diluted	9	$2,265,190	318,885

Weighted average number of common stock
-Basic and diluted		1	1

See accompanying notes to consolidated financial statements

4

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

		For the three months ended September 30
	Note	2010	2009
		Restated	Restated
Net revenues		$3,544,378	$1,432,461
Cost of sales		(1,682,489)	(847,086)

Gross profit		$1,861,889	$585,375
Operating expenses:
General and administrative		(401,317)	(391,406)

Operating income		$1,460,572	$193,969
Interest expenses		(6,706)	(6,545)

Income before income taxes		$1,453,866	$187,424

Income taxes	10	(208,533)	(46,901)

Net income		$1,245,333	$140,523

Earnings per share:
-Basic and diluted	9	$1,245,333	140,523

Weighted average number of common stock
-Basic and diluted		1	1

See accompanying notes to consolidated financial statements

5

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2009

AND NINE MONTHS ENDED SEPTEMBER 30, 2010

(Stated in US Dollars)(Unaudited)

	Common stock		Foreign
	No. of shares	Amount	exchange reserve	Retained earnings	Total
			Restated		Restated
Balance, January 1, 2009	-	-	(380,700)	(2,795,143)	(3,175,843)
Additional Capital	1	1		-	1-
Net income	-	-		653,679	653,679
Foreign exchange difference			(478)		(478))

Balance, December 31, 2009	1	1	(381,178)	(2,141,464)	(2,522,641)

Balance, January 1, 2010	-	-	(381,178)	(2,141,464)	(2,522,641)
Additional Capital	1	1
Net income	-	-		2,265,190	2,265,190
Foreign exchange difference			(93,953)		(93,953)
Devidend				(115,385)	(115,385)

Balance, September 30, 2010	1	1	(475,131)	8,341	(466,789)

See accompanying notes to consolidated financial statements

6

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

	For the nine months ended September 30
	2010 Restated	2009 Restated
Cash flows from operating activities
Net income	$2,265,190	$318,885
Depreciation	314,771	315,850
Provision of compensation	551,608	549,700
Accounts receivables	(3,715,438)	(426,939)
Advances to suppliers	-	113,462
Receivable from a director	-	(557,250)
Deposits and prepaid expenses	11,309	-
Receivables from a related company	-	(1,091)
Accounts payables	839,119	164,761
Bill payables	-	(175,432)
Accruals	-	39,462
Income taxes payable	387,419	98,592
Amount due to a director	(826,687)	1,529,980

Net cash provided /used by operating activities	$(172,709)	$1,969,980

Cash flows from investing activities
Purchase of property, plant and equipment	$-	$(1,988,888)
Sales proceeds of property, plant and equipment

Net cash used in investing activities	$-	$(1,988,888)

Cash flows from financing activities
Proceeds from stock issuance	-	1
Bank borrowings	460,965	128,205
Bank repayments	(238,950)	(30,306)
Dividends paid	(115,385)	-

Net cash provided by financing activities	$106,630	$97,900

See accompanying notes to consolidated financial statements

7

GREATMAT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

	For the nine months ended September 30
	2010	2009
	Restated	Restated
Net cash and cash equivalents sourced	$(66,079)	$78,992

Cash and cash equivalents–beginning of period	147,234	60,725

Cash and cash equivalents–end of period	$81,155	$139,717

See accompanying notes to consolidated financial statements

8

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Greatmat Holdings Limited (the “Company”) was incorporated on July 15, 2010 in the British Virgin Islands. The principal activity of the Company is investment holding. Details of the Company’s subsidiaries (which together with the Company are collectively referred to as the “Group”) and their principal activities as of September 30, 2010 and December 31, 2009 are stated at Note 2(b).

Inherent in the Company’s business are various risks and uncertainties, including a limited history of operations. The Company’s success will depend on the acceptance of the Company’s products and services and its ability to generate related revenue.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of these financial statements.

(b)	Principles of consolidation

The consolidated financial statements include the accounts of Greatmat Holdings Limited (the Company) and its three subsidiaries, constituting the group. The consolidated financial statements are presented in US Dollars. All significant inter-company transactions have been eliminated in consolidation. The consolidated financial statements are prepared in accordance with US GAAP.

9

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(b)	Principles of consolidation (continued)

Subsidiaries

The Company consolidates its three wholly owned subsidiaries, Greatmat Technology (China) Limited, Greatmat Technology (HK) Limited and Greatmat Technology Limited, because it controls those entities through its 100% voting interest in them. The following sets forth information about the wholly owned subsidiaries:

Name of Subsidiary	Place & date of Incorporation	Equity Interest Attributable to the Company (%)	Issued Capital

Amended at May 3, 2010 Greatmat Technology (China) Limited (formerly known as Smart Chance Group Limited)	BVI/ December 8, 2008	100	US$	1

Greatmat Technology (HK) Limited	HK/May 19, 2004	100	HK$	10,000

Greatmat Technology Limited	HK/September 27, 2010	100	HK$	1

10

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The financial statements are prepared in conformity with US GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the PRC and Hong Kong and Macau. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC and Hong Kong and Macau, and by the general state of the PRC and Hong Kong and Macau economy.

The Group’s operations in the PRC, Hong Kong and Macau are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, Hong Kong SAR, and Macau SAR and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Property, plant and equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Motor vehicle	3 years
Furniture and office equipment	5 years
Leasehold improvement	5 years
Plant and machinery	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

11

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in FASB ASC 360. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(g)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. Bad debts are written off as incurred. During the reporting periods, there were no bad debts.

(h)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group members is the HK$ for the Hong Kong incorporated companies Greatmat Technology (HK) Limited and Greatmat Technology Limited, and the US$ for the BVI incorporated company Greatmat Technology (China) Limited.

The Hong Kong Monetary Authority has pegged the Hong Kong dollar to the United States dollar at a rate of 7.8 with fluctuation from 7.75 to 7.85. This pegging system has resulted in the HKD and USD exchange rate remaining in a relatively stable range in the current moment. The risk of exchange from HKD to USD is so low that the discrepancy is small and immaterial. So it is reasonable that 1:7.8 is adopted to translate into United States dollars from Hong Kong dollars for all the financial statements.

(i)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of twelve months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong. The Group does not maintain any bank accounts in the United States of America. The cash located outside the United States is not restricted as to usage.

12

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(j)	Revenue recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to PRC law, Macau Law and Hong Kong law, including factors such as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with and collectability is probable.

(k)	Leases

The Group did not have leases which met the criteria of a capital lease. Leases which do not qualify as capital leases are classified as operating leases. Operating lease rental payment included in administrative expenses for the nine months ended September 30, 2010 and 2009 were $19,323 and $19,013, respectively.

(l)	Advertising

The Group expensed all advertising costs as incurred. Advertising expenses included in the administrative and other operating expenses for the nine months ended September 30, 2010 and 2009 were nil and $6,635, respectively.

(m)	Income taxes

The Company uses the accrual method of accounting to determine and report its taxable income and tax credits in the year in which they are available. Income tax liabilities are computed according to the Hong Kong SAR tax laws and Macau SAR tax laws which are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The deferred taxes are not provided.

The Company did not have any interest and penalties recognized in the income statements for the nine months ended September 30, 2010 and 2009 or balance sheet as of September 30, 2010 and December 31, 2009. The Company did not have uncertainty tax positions or events leading to uncertainty tax positions within the next 12 months. The Company’s 2004/05, 2005/06, 2006/07, 2007/08, 2008/09, 2009/10 Hong Kong Income Tax filings are subject to Hong Kong Inland Revenue Department examination. The Company’s 2009/10 Macau Income Tax filling is subject to Macau Financial Services Bureau examination.

13

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)	Retirement benefit plans

The employees of the Group are members of the Mandatory Provident Fund Schemes operated by the government of the Hong Kong SAR. The Group is required to contribute a specified percentage of payroll costs to the retirement benefit scheme to fund the benefits. The only funding obligation of the Group with respect to the retirement benefit plan is to make the specified contributions.

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred. The retirement benefit funding included in the administrative expenses for the nine months ended September 30, 2010 and 2009 were $6,634 and $4,353, respectively.

(o)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within Hong Kong. Total cash in these banks at September 30, 2010 and December 31, 2009 amounted to $81,155 and $147,234, respectively, of which no deposits are covered by the United States Federal Deposit Insurance Corporation. The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(p)	Recent accounting pronouncements

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

14

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

15

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The effect of implementing of ASC Update No. 2009-05 was not material to the Company’s financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The effect of implementing of ASC Update No. 2009-12 was not material to the Company’s financial position or results of operations.

16

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Recent accounting pronouncements (Continued)

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures about Fair Value Measurements. The Update would affect all entities that are required to make disclosures about recurring and nonrecurring fair value measurements. The Board concluded that users will benefit from improved disclosures in this Update and that the benefits of the increased transparency in financial reporting will outweigh the costs of complying with the new requirements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 30, 2010, and for interim periods within those fiscal years.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an accounting standard update to address implementation issues related to the changes in ownership provisions in the Consolidation—Overall Subtopic (Subtopic 810-10) of the FASB Accounting Standards Codification™, originally issued as FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Subtopic 810-10 establishes the accounting and reporting guidance for noncontrolling interests and changes in ownership interests of a subsidiary. An entity is required to deconsolidate a subsidiary when the entity ceases to have a controlling financial interest in the subsidiary. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.

17

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

3.	DEPOSITS, PREPAYMENTS AND OTHER RECEIVABLES

Deposits, prepayments and other receivables are summarized as follow:

	September 30, 2010	December 31, 2009
Rent deposit	$6,920	$6,920
Prepaid tax	-	11,309
Other prepayments	102	102

	$7,022	$18,331

4.	PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

	September 30, 2010	December 31, 2009
At cost
Motor vehicle	$142,390	$142,390
Furniture and office equipment	16,921	16,921
Leasehold improvement	4,057	4,057
Plant and machinery	1,878,678	1,878,678

	$2,042,046	$2,042,046
Less: accumulated depreciation	(760,825)	(446,054)
	$1,281,221	$1,595,992

Depreciation expense included in the general administration expenses for the nine months ended September 30, 2010 and 2009 were $314,772 and $315,850, respectively.

5. DIVIDENDS

On June 28, 2010, the board of directors of Greatmat Technology (HK) Limited declared a cash dividend of $115,385 (HK$900,000) per share, payable on June 28, 2010, to shareholders of record on June 28, 2010. This dividend distribution did not violate any covenants associated with the company’s existing loans.

18

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

6.	ACCOUNTS PAYABLE AND ACCRUED CHARGES

	September 30, 2010	December 31, 2009

Trade payables	$1,285,449	$432,631
Accrued audit fee	50,180	60,000
Other accrued expenses	-	3,879

	$1,335,629	$496,510

7.	BANK LOAN

	September 30,	December 31,
	2010	2009
Bank loan
$469,231 (a)	$376,504	$388,807
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2.75% per annum below the prime rate
-fully repayable in September 2028
-198,718 (a)	191,562	-
-interest rate: 0.75% per annum above the higher of (1) the bank’s prime rate or (2) 0.5% per annum plus the one-month Hong Kong Interbank Offered Rate
-for commercial letters of credit and related short-term commitments -fully repayable on collection of accounts, usually at 85 days

$192,308 (b)	-	163,011
-DBS Bank (Hong Kong) Limited
-interest rate: 2.25% per annum below Prime Rate
-fully repaid in February 2010

$128,205 (c)	78,156	108,733
-China Construction Bank (Asia) Corporation Limited
-interest rate: 2% per annum above the prime rate
-fully repayable in June 2012

$269,231 (d)	236,344	-
-Wing Hang Bank Limited
-interest rate: 4.75%
-fully repayable in February 2016

Less: Current portion	$(303,289)	$(115,044)

Non-current portion	$579,277	$545,507

19

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

7.	BANK LOAN (Continued)
	(a):	The bank loan is comprised of a term loan with original principal amount of $469,231 and a renewal trade line of credit facility with a maximum principal amount of $198,718. This loan is secured by the director’s property.

(b):	The bank loan is secured by the director’s property. The loan was paid off on February 3, 2010.
(c):	The bank loan is secured by a floating charge over the director’s property and from the Government of the Hong Kong Special Administrative Region (as represented by the Director of Trade & Industry) for HKD 700,000 (US$89,744) under the Special Loan Guarantee Scheme.
(d):	The bank loan is secured by the director’s property under the Special Loan Guarantee Scheme from the Government of the Hong Kong Special Administrative Region.

8.	AMOUNT DUE TO A DIRECTOR

Amount due to a director is unsecured, interest-free, and repayable on demand.

9.	EARNINGS PER SHARE

The calculation of the basic earnings per share attributable to the common stock holders is based on the following data:

	September 30, 2010	December 31, 2009

Net income:

Net income for the purpose of basic and dilutive earnings per share	$2,265,190	$653,679

Number of shares:

Weighted average number of common stock for the purpose of basic and dilutive earnings per share	1	1

10.	INCOME TAXES

(a)	The Company and its subsidiaries are subject to income taxes on an entity basis on income arising in, or derived from, the tax jurisdiction in which they operate.

Greatmat Holdings Limited, incorporated under the International Business Companies Act of the British Virgin Islands, is exempted from payment of the British Virgin Islands income taxes.

Greatmat Technology (HK) Limited and Greatmat Technology Limited, the Company’s subsidiaries incorporated in Hong Kong, are subject to Hong Kong profits tax at a rate of 16.5%.

20

GREATMAT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

(Stated in US Dollars)(Unaudited)

10.	INCOME TAXES (Continued)

Greatmat Technology (China) Limited, the Company’s subsidiary incorporated in British Virgin Islands, is subject to Macau profits tax at a rate of 12%.

Profits tax has been provided on the estimated assessable profits for the year:

	September 30, 2010	December 31, 2009

Hong Kong profits tax provision	$78,447	$37,093
Macau profits tax provision	326,041	156,631

Tax charge	$404,488	$193,724

(b)	No deferred tax has been provided as there are no material temporary differences arising during the nine months ended September 30, 2010 and the year ended December 31, 2009.

11.	COMMITMENTS AND CONTINGENCIES

At September 30, 2010 and December 31, 2009, the company had total minimum lease commitments under non-cancellable operating lease in respect of office premises which fall due as follow:

	September 30, 2010	December 31,2009

Land and buildings:
- No later than one year	$16,527	$24,791
- Later than one year and not later than five years	-	10,329

	$16,527	$35,120

12.	SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through December 31, 2012, the date these consolidated financial statements were issued and restated, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements except the following events:

1. On September 21, 2011, the Company was re-domiciled from State of Nevada to the Cayman Islands.

2. On December 30, 2011, the Company approved to dispose the three subsidiaries including Greatmat Technology Limited, Greatmat Technology (HK) Limited and Greatmat Technology (China) Limited by transferring 100% of the outstanding equity capital of these three companies being held by Greatmat Holdings Limited to Mr. Chris Yun Sang So in consideration of HK$1, HK$10,000 and US$1, respectively.

3. On December 30, 2011, Great Holdings Limited entered into a Damages Agreement with Yunfu City Yuncheng District Changyi Stone Factory (“YCYDCSF”) to bear all the damages of RMB 5,000,000 per year to YCYDCSF according to Clause 2.10 of Exclusive Manufacturing Agreement dated June 30, 2004 filed as Exhibit 10.1, Form 8-K on November 3, 2010. Greatmat Holdings Limited also entered into a Supplementary Agreement on the Exclusive Manufacturing Agreement and the Extension of the Original Agreement with YCYDCSF to extend the expiration date of the Exclusive Manufacturing Agreement from June 30, 2009 to June 30, 2014.

4. On July 30, 2012, the Company approved Share Exchange Agreement between the Company and Mr. Chris Yun Sang So. According to the Share Exchange Agreement, Mr. So transferred all the Company common stock held by him to the Company in consideration of 100% common stock of Greatmat Holdings Limited.

13.	RESTATEMENT

The management has changed their estimation that an annual compensation according to the Exclusive Manufacturing Agreement dated on June 30, 2004, and the following damage compensation and 5 years extension agreements will need to be provided. Therefore, the company prepares provisions to cover this expense according to the estimated changes. Under ASC 250 Accounting Change and Error Corrections, the company provided the following restatement.

CONSOLIDATED BALANCE SHEETS

ITEMS	Sept 30, 2010	Sept 30, 2010
	Original	Restated

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$1,335,629	$1,335,629
Secured bank loan-non-current portion	579,277	579,277
Provision of compensation	0	4,679,475
TOTAL LIABILITIES	$2,800,920	$7,480,395

STOCKHOLDERS’ EQUITY
Paid-in capital	$1	$1
Retained earnings	4,212,685	8,341
Foreign exchange reserves	0	(475,131)
Total Stockholders’ Equity	$4,212,686	$(466,789)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,013,606	$7,013,606

As a result of the restatement of the consolidated balance sheet as of September 30, 2010, the provision of compensation increased from $0 to $4,679,475. The total liabilities increased from $2,800,920 to $7,480,395. The retained earnings decreased from $4,212,685 to $8,341, In addition, the foreign exchange reserves decreased from 0 to $(475,131), the total stockholders’ equity decreased from $4,212,686 to $(466,789). The total assets, total liabilities and stockholders’ equity have no changes.

ITEMS	Dec 31, 2009	Dec 31, 2009
	Original	Restated

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$1,633,547	$1,633,547
Secured bank loan-non-current portion	545,507	545,507
Provision of compensation	0	4,033,914
TOTAL LIABILITIES	$2,179,054	$6,212,968

STOCKHOLDERS’ EQUITY
Paid-in capital	$1	$1
Retained earnings	1,511,272	(2,141,464)
Foreign exchange reserves	0	(381,178)
Total Stockholders’ Equity	$1,511,272	$(2,522,641)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,690,327	$3,690,327

As a result of the restatement of the consolidated balance sheet as of December 31, 2009, the provision of compensation increased from $0 to $4,033,914. The total liabilities increased from $2,179,054 to $6,212,968. The retained earnings decreased from $1,511,272 to $(2,141,464), In addition, the foreign exchange reserves increased from 0 to $(381,178), the total stockholders’ equity decreased from $1,511,272 to $(2,522,641). The total assets, total liabilities and stockholders’ equity have no changes.

CONSOLIDATED STATEMENTS OF INCOME

ITEMS		For the 3 months ended Sept 30, 2009	For the 3 months ended Sept 30, 2009
		Original	Restated

Operating expenses:
General and administrative		(208,140)	(391,460)

Operating income		$377,235	$193,969
Other income		0	0
Interest expenses		(6,545)	(6,545)

Income before income taxes		$370,690	$187,242

Income taxes	10	(46,901)	(46,901)

Net income		$323,789	$140,523

Earnings per share:
-Basic and diluted	9	$323,789	$140,523

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the three months ended September 30, 2010, the general and administrative expenses increased from $208,140 to $391,460. Operating income decreased from $377,235 to $193,969. Income before income taxes decreased from $370,690 to $187,242. Net income decreased from $323,789 to $140,523. The Basic and diluted earnings per share decreased from $323,789 to $140,523 accordingly.

ITEMS		For the 3 months ended Sept 30, 2010	For the 3 months ended Sept 30, 2010
		Original	Restated
Operating expenses:
General and administrative		(216,428)	(401,317)

Operating income		$1,645,461	$1,460,572
Other income		-	-
Interest expenses		(6,706)	(6,706)

Income before income taxes		$1,638,755	$1,453,866

Income taxes	10	(208,533)	(208,533)

Net income		$1,420,222	$1,245,333

Earnings per share:
-Basic and diluted	9	$1,420,222	$1,245,333

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the three months ended September 30, 2010, the general and administrative expenses increased from $216,428 to $401,317. Operating income decreased from $1,645,461 to $1,460,572. Income before income taxes decreased from $1,638,755 to $1,453,866. Net income decreased from $1,420,222 to $1,245,333. The Basic and diluted earnings per share decreased from $1,420,222 to $1,245,333 accordingly.

ITEMS		For the 9 months ended Sept 30, 2009	For the 9 months ended Sept 30, 2009
		Original	Restated
Operating expenses:
General and administrative		(655,504)	(1,205,304)

Operating income		$1,009,006	$459,306
Other income		0	0
Interest expenses		(18,787)	(18,787)

Income before income taxes		$990,219	$440,519

Income taxes	10	(121,634)	(121,634)

Net income		$868,585	$318,885

Earnings per share:
-Basic and diluted	9	$868,585	318,885

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the three months ended September 30, 2010, the general and administrative expenses increased from $655,504 to $1,205,304. Operating income decreased from $1,009,006 to $459,306. Income before income taxes decreased from $990,219 to $440,519. Net income decreased from $868,585 to $318,885. The Basic and diluted earnings per share decreased from $868,585 to $318,885accordingly.

ITEMS		For the 9 months ended Sept 30, 2010	For the 9 months ended Sept 30, 2010
		Original	Restated
Operating expenses:
General and administrative		(569,021)	(1,102,629)

Operating income		$3,245,069	$2,693,461
Other income		-	-
Interest expenses		(23,783)	(23,783)

Income before income taxes		$3,221,286	$2,669,678

Income taxes	10	(404,488)	(404,488)

Net income		$2,816,798	$2,265,190

Earnings per share:
-Basic and diluted	9	$2,816,798	$2,265,190

Weighted average number of common stock
-Basic and diluted		1	1

As a result of the restatement of the consolidated statement of income for the nine months ended September 30, 2010, the general and administrative expenses increased from $569,021 to $1,102,629. Operating income decreased from $3,245,609 to $2,693,461. Income before income taxes decreased from $3,221,286 to $2,669,678. Net income decreased from $2,816,798 to $2,265,190. The Basic and diluted earnings per share decreased from $2,816,798 to $2,265,190 accordingly.

CONSOLIDATED STATEMENTS OF CASH FLOW

ITEMS	For the 9 months ended Sept 30, 2009	For the 9 months ended Sept 30, 2009
	Original	Restated
Cash flows from operating activities
Net income	$868,585	$318,885

Provision of compensation	0	549,700

As a result of the restatement of the consolidated cash flow for the nine months ended September 30, 2009, the net income decreased from $868,585 to$318,885which was offset by the increase of provision of compensation from $0 to 549,700. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

ITEMS	For the 9 months ended Sept 30, 2010	For the 9 months ended Sept 30, 2010
	Original	Restated
Cash flows from operating activities
Net income	$2,816,798	$2,265,190

Provision of compensation	0	551,608

As a result of the restatement of the consolidated cash flow for the nine months ended September 30, 2010, the net income decreased from $2,816,798 to $2,265,190 which was offset by the increase of provision of compensation from $0 to $551,608. The net cash flows from operating activities, investing activities, financing activities and net cash and cash equivalents sourced have no changes.

21

AURUM EXPLORATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2009

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)
ASSETS

Current assets
Cash & cash equivalents	$1,628	$147,234	(1,628)	a	$147,234
Accounts receivable	-	1,928,770			1,928,770
Other receivables	-	18,331			18,331
Advance to suppliers	-				-
	-				-
					-
Total current assets	1,628	2,094,335	(1,628)	a	2,094,335

Property, plant and equipment, net	-	1,595,992			1,595,992

Total Assets	$1,628	$3,690,327	(1,628)	a	$3,690,327

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$7,331	$690,234	(7,331)	a	$690,234
Amount due to a director	18,044	828,269	(18,044)	a	828,269
Secured bank loans-current portion		115,044			115,044
Total current liabilities		1,633,547			1,633,547

Provision of compensation		4,033,914			4,033,914
Secured bank loan- non-current		545,507			545,507
Total Liabilities	25,375	6,212,968	(25,375)	a	6,212,968

Shareholders' equity
Common stock, $0.001 par value; 50,000,000 shares authorized; 8,860,000 issued and outstanding at June 30, 2010	8,860				8,860

Paid-in-capital	-	1	(1)	b	—
Additional paid-in capital	138,262	-	(147,121)	a,b	(8,859)
Accumulated other comprehensive income	-	(381,178)			(381,178)
Retained earnings (Accumulated deficits)	(170,869)	(2,141,464)	170,869	a,b	(2,141,464)

Total shareholders' equity	(23,747)	(2,522,641)	23,747		(2,522,641)

Total Liabilities and Shareholders' Equity	$1,628	$3,690,327	(1,628)		$3,690,327

22

AURUM EXPLORATIONS, INC. UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)

Revenues	$-	$5,660,186			$5,660,186

Cost of revenue	-	(3,179,824)			(3,179,824)

Gross profit	-	2,480,362			2,480,362

General and administrative expenses	(28,189)	(1,608,091)			(1,636,280)

Income (Loss) from operations	(28,189)	872,271			844,082

Non-operating income (expenses):
Interest income	-	-			-
Other income	-	-			-
Interest expenses	-	(24,868)			(24,868)

Total non-operating income (expenses)	-	(24,868)			(24,868)

Income (Loss) before income taxes	(28,189)	847,403			819,214

Provision for income taxes		(193,724)			(193,724)

Net income (loss)	(28,189)	653,679			625,490

Other comprehensive item
Foreign currency translation income		-			-

Comprehensive income (loss)	$-	-			$

Weighted average number of common shares outstanding	8,860,000	1	(1)	a,b	8,860,000

Basic and diluted net earnings (loss) per common share	$(0.003)	653,679	(653,679	a,b	$0.1533

23

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

On October 30, 2010, Aurum Explorations, Inc. (the “Company” or “Aurum’) acquired all of the outstanding capital stock of Greatmat Holdings Limited ("Greatmat") in a share exchange transaction (the “Share Exchange”). Greatmat is a holding company whose only assets are comprised of 100% of a limited liability company organized under the laws of the BVI and 100% of two limited liability companies organized under the laws of Hong Kong SAR. Greatmat’s operations are conducted in Hong Kong SAR and Macau SAR through its operating subsidiaries, and in China through contractual arrangements with suppliers and contractors located in China.

Immediately prior to the Share Exchange, Aurum had 12,186,900 shares of common stock issued and outstanding. In connection with the Share Exchange, the Company issued 36,560,700 shares of its common stock in exchange for all the shares of the capital stock of Greatmat. Upon completion of the Share Exchange, the prior shareholder of Greatmat owned approximately 75% of the common stock of the Aurum.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholder of Greatmat will own a majority of the issued and outstanding shares of common stock of the Company, and the director and executive officer of Greatmat became the director and executive officer of the Company. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method since the former stockholders of Greatmat acquired a majority of the outstanding shares of the Company. The historical financial statements will be those of Greatmat.

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at December 31, 2009 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2009 has been presented as if the acquisition had occurred.

24

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

You are being provided this information to aid in your analysis of the financial aspects of the Share Exchange. This information has been derived from the audited financial statements of Greatmat as of and for the year ended December 31, 2009 and the pro forma unaudited financial statements of Aurum for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be reasonable. The unaudited pro forma condensed financial information does not represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. Greatmat and Aurum do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

25

AURUM EXPLORATIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2009 to reflect the acquisition of Greatmat by the Company:

a.	To record the payment of the Company’s liabilities prior to closing;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

26

AURUM EXPLORATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2010

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)
ASSETS

Current assets
Cash & cash equivalents	$-	$65,333			$65,333
Accounts receivable	-	4,086,047			4,086,047
Other receivables	-	7,022			7,022
Advance to suppliers	-				-
	-				-
					-
Total current assets	-	4,158,402			4,158,402

Property, plant and equipment, net	-	1,386,632			1,386,632

Total Assets	$-	$5,545,034			$5,545,034

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$9,252	$1,501,587	(9,252)	a	$1,051,587
Amount due to a director	24,017	9,073	(24,017)	a	9,073
Secured bank loans-current portion		289,472			289,472
Income tax payable		372,610			372,610
Total current liabilities		2,172,742			2,172,742

Provision of compensation		4,419,173			4,419,173
Secured bank loan- non-current		614,312			614,312
Total Liabilities	33,269	7,206,227	(33,269)	a	7,206,227

Shareholders' equity
Common stock, $0.001 par value; 50,000,000 shares authorized; 8,860,000 issued and outstanding at June 30, 2010	8,860				8,860

Paid-in-capital	-	1	(1)	b	—
Additional paid-in capital	138,262	-	(147,121)	a,b	(8,859)
Accumulated other comprehensive income	-	(399,718)			(399,718)
Retained earnings (Accumulated deficits)	(180,391)	(1,261,476)	180,391	a,b	(1,261,476)

Total shareholders' equity	(33,269)	(1,661,193)	33,269		(1,661,193)

Total Liabilities and Shareholders' Equity	$-	$5,545,034			$5,545,034

27

AURUM EXPLORATIONS, INC. UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2010

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)

Revenues	$-	$4,789,722			$4,789,722

Cost of revenue	-	(2,837,521)			(2,837,521)

Gross profit	-	1,952,201			1,952,201

General and administrative expenses	(24,484)	(743,796)			(768,280)

Income (Loss) from operations	(24,484)	1,208,405			(1,183,921)

Non-operating income (expenses):
Interest income	-	-
Other income	-	-
Interest expenses	-	(17,077)			(17,077)

Total non-operating income (expenses)	-	(17,077)			(17,077)

Income (Loss) before income taxes	(24,484)	1,191,328			1,166,844

Provision for income taxes		(195,955)			(195,955)

Net income (loss)	(24,484)	995,373			970,889

Other comprehensive item
Foreign currency translation income		-			-

Comprehensive income (loss)	$-	-			$

Weighted average number of common shares outstanding	8,860,000	1	(1)	a,b	8,860,000

Basic and diluted net earnings (loss) per common share	$(0.003)	995,373	(995,373)	a,b	$0.1510

28

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

On October 30, 2010, Aurum Explorations, Inc. (the “Company” or “Aurum’) acquired all of the outstanding capital stock of Greatmat Holdings Limited ("Greatmat") in a share exchange transaction (the “Share Exchange”). Greatmat is a holding company whose only assets are comprised of 100% of a limited liability company organized under the laws of the BVI and 100% of two limited liability companies organized under the laws of Hong Kong SAR. Greatmat’s operations are conducted in Hong Kong SAR and Macau SAR through its operating subsidiaries, and in China through contractual arrangements with suppliers and contractors located in China.

Immediately prior to the Share Exchange, Aurum had 12,186,900 shares of common stock issued and outstanding. In connection with the Share Exchange, the Company issued 36,560,700 shares of its common stock in exchange for all the shares of the capital stock of Greatmat. Upon completion of the Share Exchange, the prior shareholder of Greatmat owned approximately 75% of the common stock of the Aurum.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholder of Greatmat will own a majority of the issued and outstanding shares of common stock of the Company, and the director and executive officer of Greatmat became the director and executive officer of the Company. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method since the former stockholders of Greatmat acquired a majority of the outstanding shares of the Company. The historical financial statements will be those of Greatmat.

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at June 30, 2010 and the unaudited pro forma condensed consolidated statement of income for the six months period ended June 30, 2010 has been presented as if the acquisition had occurred.

29

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

You are being provided this information to aid in your analysis of the financial aspects of the Share Exchange. This information has been derived from the unaudited financial statements of Greatmat as of and for the six months period ended June 30, 2010 and the audited financial statements of Aurum for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be reasonable. The unaudited pro forma condensed financial information does not represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. Greatmat and Aurum do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

30

AURUM EXPLORATIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2010 and the unaudited pro forma condensed consolidated statement of income for the six month period ended June 30, 2010 to reflect the acquisition of Greatmat by the Company:

a.	To record the payment of the Company’s liabilities prior to closing;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

31

AURUM EXPLORATIONS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2010

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)

ASSETS

Current assets
Cash & cash equivalents	$-	$81,155			$81,155
Accounts receivable	-	5,644,208			5,644,208
Other receivables	-	7,022			7,022
Advance to suppliers	-	-			-
	-				-
					-
Total current assets	-	5,732,385			5,732,385

Property, plant and equipment, net	-	1,281,221			1,281,221

Total Assets	$-	$7,013,606			$7,013,606

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable	$9,252	$1,335,629	(9,252)	a	$1,335,629
Amount due to a director	24,017	1,582	(24,017)	a	1,582

Secured bank loans-current portion		303,289			303,289
Income tax payable		581,143			581,143
Total current liabilities		2,221,643			2,221,643

Provision of compensation		4,679,475			4,679,475
Secured bank loan- non-current		579,277			579,277
Total Liabilities	33,269	7,480,395	(33,269)	a	7,480,395

Shareholders' equity
Common stock, $0.001 par value; 50,000,000 shares authorized; 8,860,000 issued and outstanding at June 30, 2010	8,860				8,860

Paid-in-capital	-	1	(1)	b	—
Additional paid-in capital	138,262	-	(147,121)	a,b	(8,859)
Accumulated other comprehensive income	-	(475,131)			(475,131)
Retained earnings (Accumulated deficits)	(180,391)	8,341	180,391	a,b	8,341

Total shareholders' equity	(33,269)	(466,789)	33,269		(466,789)

Total Liabilities and Shareholders' Equity	$-	$7,013,606			$7,013,606

32

AURUM EXPLORATIONS, INC. UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010

	Aurum	Greatmat (Restated)	Adjustments	Notes	Pro Forma (Restated)

Revenues	$-	$8,334,100			$8,334,100

Cost of revenue	-	(4,520,010)			(4,520,010)

Gross profit	-	3,814,090			3,814,090

General and administrative expenses	(24,484)	(1,120,629)			(1,145,113)

Income (Loss) from operations	(24,484)	2,693,461			2,668,977

Non-operating income (expenses):
Interest income	-	-
Other income	-	-
Interest expenses	-	(23,783)			(23,783)

Total non-operating income (expenses)	-	(23,783)			(23,783)

Income (Loss) before income taxes	(24,484)	2,669,678			2,645,194

Provision for income taxes		(404,488)			(404,488)

Net income (loss)	(24,484)	2,265,190			2,240,706

Other comprehensive item
Foreign currency translation income		-			-

Comprehensive income (loss)	$-	-			$

Weighted average number of common shares outstanding	8,860,000	1 (1)		a,b	8,860,000

Basic and diluted net earnings (loss) per common share	$(0.003)	2,265,190	2,265,190	a,b	$0.3152

33

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

On October 30, 2010, Aurum Explorations, Inc. (the “Company” or “Aurum’) acquired all of the outstanding capital stock of Greatmat Holdings Limited ("Greatmat") in a share exchange transaction (the “Share Exchange”). Greatmat is a holding company whose only assets are comprised of 100% of a limited liability company organized under the laws of the BVI and 100% of two limited liability companies organized under the laws of Hong Kong SAR. Greatmat’s operations are conducted in Hong Kong SAR and Macau SAR through its operating subsidiaries, and in China through contractual arrangements with suppliers and contractors located in China.

Immediately prior to the Share Exchange, Aurum had 12,186,900 shares of common stock issued and outstanding. In connection with the Share Exchange, the Company issued 36,560,700 shares of its common stock in exchange for all the shares of the capital stock of Greatmat. Upon completion of the Share Exchange, the prior shareholder of Greatmat owned approximately 75% of the common stock of the Aurum.

Anticipated Accounting Treatment of the Acquisition Transaction

For accounting purposes, the transaction is being accounted for as a reverse merger, since the stockholder of Greatmat will own a majority of the issued and outstanding shares of common stock of the Company, and the director and executive officer of Greatmat became the director and executive officer of the Company. This acquisition is being accounted for at historical cost in a manner similar to that in pooling of interests method since the former stockholders of Greatmat acquired a majority of the outstanding shares of the Company. The historical financial statements will be those of Greatmat.

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at September 30, 2010 and the unaudited pro forma condensed consolidated statement of income for the nine months period ended September 30, 2010 has been presented as if the acquisition had occurred.

34

AURUM EXPLORATIONS, INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

You are being provided this information to aid in your analysis of the financial aspects of the Share Exchange. This information has been derived from the unaudited financial statements of Greatmat as of and for the nine months period ended September 30, 2010 and the unaudited financial statements of Aurum for the respective periods. The pro forma adjustments are based on available information and assumptions that are believed to be reasonable. The unaudited pro forma condensed financial information does not represent the results of operations that would have occurred had such transactions been consummated on the dates indicated or the financial position for any future date or period. Greatmat and Aurum do not assume any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

35

AURUM EXPLORATIONS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 and the unaudited pro forma condensed consolidated statement of income for the nine months period ended September 30, 2010 to reflect the acquisition of Greatmat by the Company:

a.	To record the payment of the Company’s liabilities prior to closing;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.

36